UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary proxy statement.

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Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

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Definitive proxy statement.

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Definitive additional materials.

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Soliciting material pursuant to §240.14a-12.

ANI Pharmaceuticals, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

(2)
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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Notice of Virtual Annual Meeting of Stockholders
To be held on June 5, 2020
Dear Stockholder:
You are cordially invited to attend the 2020 Virtual Annual Meeting (the “Virtual Annual Meeting”) of stockholders (“Stockholders”) of ANI Pharmaceuticals, Inc. (the “Company”) to be held at 10:00 a.m., Eastern Time, on Friday, June 5, 2020. Due to the potential travel and community gathering impacts of the novel coronavirus outbreak (COVID-19), the Company is moving to an online-only format for the 2020 annual meeting. Stockholders will be able to listen, vote, and submit questions from their home or any remote location with internet connectivity. The Virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to participate in this year’s virtual meeting can be found on page 1. The purpose of the Virtual Annual Meeting is for Stockholders to consider and take action on the following matters:
1.
To elect Robert E. Brown, Jr., Thomas Haughey, David B. Nash, M.D., M.B.A. and Patrick D. Walsh to the Company’s Board of Directors to hold office until the next annual meeting;

2.
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

3.
To approve the compensation of the Company’s named executive officers, on an advisory basis;

4.
To approve the frequency of future advisory votes on executive compensation, on an advisory basis;

5.
To approve the Sixth Amended and Restated 2008 Equity Incentive Plan; and

6.
To transact other business that may properly come before the Virtual Annual Meeting or any adjournments or postponements of the Virtual Annual Meeting.

Only holders of the Company’s common stock and class C special stock of record as of April 13, 2020 are entitled to notice of and to vote at the Virtual Annual Meeting.
The Company is pleased to save costs and help protect the environment by again using the “Notice and Access” method of delivery for its proxy materials. Instead of receiving paper copies of our proxy materials, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”), in the mail, Stockholders will receive a Notice Regarding the Availability of Proxy Materials, which provides an Internet website address where Stockholders can access electronic copies of the proxy materials and vote. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials and proxy card.
Your vote is very important. Regardless of whether you plan to attend the Virtual Annual Meeting, please promptly vote your shares. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the Virtual Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Virtual Annual Meeting and Voting Rights on page 1 of the proxy statement.
By Order of the Board of Directors,
Stephen P. Carey
Corporate Secretary, Vice President, Finance and Chief Financial Officer
April 23, 2020
Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting to be Held on June 5, 2020: the Company’s proxy statement and Annual Report are available electronically at www.proxyvote.com.

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ANI PHARMACEUTICALS, INC.
210 Main Street West
Baudette, Minnesota 56623

PROXY STATEMENT

Virtual Annual Meeting of Stockholders to be held
10:00 a.m. Eastern Time on June 5, 2020
INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING AND VOTING
General Background
The Board of Directors (the “Board”) of ANI Pharmaceuticals, Inc. (the “Company” or “ANI”) is providing these proxy materials to the holders of the Company’s common stock and class C special stock (together the Company’s “Stockholders”) in connection with the solicitation of proxies by the Company on behalf of the Board for the Company’s 2020 Virtual Annual Meeting of Stockholders (the “Virtual Annual Meeting”), which will take place at 10:00 a.m. Eastern Time on Friday, June 5, 2020 and at any adjournment thereof. Due to the potential travel and community gathering impacts of the novel coronavirus outbreak (COVID-19), the Company is moving to an online-only format for the 2020 annual meeting. Stockholders will be able to listen, vote, and submit questions from their home or any remote location with internet connectivity. The Virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to participate in this year’s virtual meeting can be found on page 1.
Instead of mailing a printed copy of the Company’s proxy materials, including the Company’s Annual Report, to each Stockholder of record, the Company is providing access to these materials via the Internet. Accordingly, on or about April 23, 2020, the Company will mail a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all Stockholders of record as of April 13, 2020 and will post its proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all Stockholders may access the proxy materials on the website or may request a printed set of the proxy materials, and also specify how they wish their proxy materials to be delivered in the future, either by mail or e-mail.
Unless otherwise required by the context, references in this proxy statement to the “Company” or “ANI” refer to ANI Pharmaceuticals, Inc., a Delaware corporation formed in April 2001, formerly known as BioSante Pharmaceuticals, Inc. The Company’s principal executive offices are located at 210 Main Street West, Baudette, Minnesota 56623, its telephone number is (218) 634-3500, and its website address is www.anipharmaceuticals.com.
Instructions for the Virtual Annual Meeting
This year our annual meeting will be a virtual online-only meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast.
To participate in the Virtual Annual Meeting, visit www.virtualshareholdermeeting.com/ANIP2020 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 5, 2020. The meeting will begin promptly at 10:00 a.m. Eastern Time on June 5, 2020.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

If you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/ANIP2020, type your question into the “Ask a Question” field, and click “Submit.”
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. The Virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page at www.virtualshareholdermeeting.com/ANIP2020.
Questions and Answers About the Virtual Annual Meeting and Voting Rights
Q:
How can I attend the Virtual Annual Meeting?

A:
The Virtual Annual Meeting will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were the owner of the Company’s common stock or class C special stock as of the close of business on April 13, 2020 or if you hold a valid proxy from such person.

You will be able to attend the Virtual Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ANIP2020. You also will be able to vote your shares electronically at the Virtual Annual Meeting. However, we encourage all Stockholders to vote in advance of the Virtual Annual Meeting.
To participate in the Virtual Annual Meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.
The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
Q:
Why is the annual meeting held in a virtual, online-only format this year?

A:
We are holding our 2020 annual meeting in a virtual, online-only format this year due to the potential travel and community gathering impacts of the novel coronavirus outbreak (COVID-19). We believe that the virtual meeting format will facilitate stockholder attendance and participation at the annual meeting by enabling stockholders to participate remotely from any location.

Q:
How can I vote my shares during the Virtual Annual Meeting?

A:
Stockholders may participate in the virtual annual meeting by visiting the following website: www.virtualshareholdermeeting.com/ANIP2020.

To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.
Even if you plan to participate in the Virtual Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Virtual Annual Meeting.
Q:
If I am a holder of record of the Company’s common stock or class C special stock, how do I vote in advance of the Virtual Annual Meeting?

A:
You may vote by proxy over the Internet by visiting the website established for that purpose at www.proxyvote.com or via a toll-free telephone number. Once you access that website, in order to vote your shares, you will be required to provide the login control number contained on your proxy card. After providing this information, you will be prompted to complete an electronic proxy card. Your votes will be indicated on your computer screen and you will be prompted to submit or revise your electronic proxy card as desired. If you received a paper copy of a proxy or voting instruction card by mail, you may also submit your proxy or voting instruction card by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided.
Q:
If I am a beneficial owner of shares held in street name, how do I vote in advance of the Virtual Annual Meeting?

A:
You should receive from your broker, bank or other nominee a voting instruction form that outlines the methods by which you can vote your shares. A number of brokers and banks have arranged for beneficial owners to vote their shares via the Internet or telephone and will provide voting instructions on the voting instruction form. If your broker or bank uses Broadridge Financial Solutions, you may vote your shares via the Internet at www.proxyvote.com or by phone by calling the telephone number shown on the voting instruction form received from your broker or bank.

Q:
Why am I receiving these materials?

A:
The Board has made these materials available to you over the Internet or delivered paper copies of these materials to you by mail in connection with the Virtual Annual Meeting, which will take place at 10:00 a.m. Eastern Time on Friday, June 5, 2020. As a Stockholder, you are invited to attend the Virtual Annual Meeting and to vote on the items of business described in this proxy statement. This proxy statement includes information that the Company is required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Q:
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

A:
The Company is using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, the Company is mailing to all Stockholders of record as of April 13, 2020 the Notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All Stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis.

Q:
Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?

A:
The Company is providing those Stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of the Notice about the Internet availability of the proxy materials.

In addition, the Company is providing the Notice of the Internet availability of the proxy materials by e-mail to those Stockholders who have previously elected delivery of the proxy materials electronically. Those Stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.
Q:
Who is entitled to attend and vote at the Virtual Annual Meeting?

A:
Only holders of record of the Company’s common stock and class C special stock at the close of business on April 13, 2020 are entitled to notice of and to vote at the Virtual Annual Meeting. As of April 13, 2020, there were 12,365,920 shares of the Company’s common stock issued and 12,329,884 shares outstanding and entitled to vote and 10,864 shares of the Company’s class C special stock issued and outstanding and entitled to vote. There is no cumulative voting with respect to the election of directors. Holders of the Company’s common stock and class C special stock are entitled to one vote per share on each matter presented at the Virtual Annual Meeting.

Q:
What is the difference between holding shares as a Stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the “Stockholder of record.”

If your shares are held in a stock brokerage account or by a bank or other nominee holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee holder of record on how to vote your shares held in your account.
Q:
What can I do if I change my mind after I vote my shares?

A:
The Delaware General Corporation Law generally provides that, unless otherwise provided, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Virtual Annual Meeting. A Stockholder of the Company who has voted shares by returning a proxy card or by delivering a proxy via the Internet or by phone may revoke it at any time before it is exercised at the Virtual Annual Meeting by:

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Delivering to any of the persons named as proxies on the proxy card, or addressed to and received by the Company’s Investor Relations Department, an instrument revoking the proxy;

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Logging into the Virtual Annual Meeting at www.virtualshareholdermeeting.com/ANIP2020 during the Virtual Annual Meeting and voting; or

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Casting a later vote via the Internet or telephone.

Attendance at the Virtual Annual Meeting will not, by itself, revoke a proxy.
Q:
What are the voting requirements to approve each of the proposals that will be voted on at the Virtual Annual Meeting?

A. Proposal	Vote Required
Election of directors (Proposal 1).	The number of votes cast by the holders of shares of the Company’s common stock and class C special stock present at the Virtual Annual Meeting in person (virtually) or by proxy and voting “For” a nominee must exceed the number of votes cast “against” the nominee in order to elect each of the directors.
Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal 2).	A majority of the shares of the Company’s common stock and class C special stock, voting together as a single class, present at the Virtual Annual Meeting in person (virtually) or by proxy and entitled to vote on the proposal, assuming a quorum is present, is required to vote “For” Proposal 2 in order to ratify the appointment of EisnerAmper LLP. Ratification of EisnerAmper LLP’s appointment is not required by the Company’s bylaws or otherwise. If Stockholders fail to ratify the appointment, the Company’s Audit and Finance Committee will reconsider whether or not to retain that firm.
Approval of the compensation of the Company’s named executive officers, on an advisory basis (Proposal 3).	A majority of the shares of the Company’s common stock and class C special stock, voting together as a single class, present at the Virtual Annual Meeting in person (virtually) or by proxy and entitled to vote on the proposal, assuming a quorum is present, is required to vote “For” Proposal 3 in order to approve the compensation of named executive officers. This vote is advisory only and is not binding on the Company’s Board.

A. Proposal	Vote Required
To approve the frequency of future advisory votes on executive compensation, on an advisory basis (Proposal 4).	For Proposal 4, the option of three years, two years or one year that receives the highest number of votes cast by Stockholders will be the frequency for the advisory vote on the compensation of the Company’s named executives officers. This vote is advisory only, however, and is not binding on the Company’s Board. The Board may decide that it is in the best interests of Stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by Stockholders.
To approve the Sixth Amended and Restated 2008 Equity Incentive Plan (Proposal 5).	A majority of the shares of the Company’s common stock and class C special stock, voting together as a single class, present at the Virtual Annual Meeting in person (virtually) or by proxy and entitled to vote on the proposal, assuming a quorum is present, is required to vote “For” the approval of the Sixth Amended and Restated 2008 Equity Incentive Plan in order to approve the Sixth Amended and Restated 2008 Equity Incentive Plan.

Q:
What constitutes a quorum at the Virtual Annual Meeting?

A:
The presence at the Virtual Annual Meeting, either in person (virtually) or by proxy, of the holders of one-third of the outstanding shares of the Company’s common stock and class C special stock entitled to vote will constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

Q:
What is a broker non-vote?

A:
A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that nominee does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

If you do not give voting instructions to your broker, bank or other nominee prior to the deadline set by your broker, bank or other nominee, your broker, bank or other nominee may vote only on matters that the New York Stock Exchange determines to be “routine”, but will not be permitted to vote your shares with respect to “non-routine” items. Under NYSE rules (which banks and brokers may be subject to even though the Company’s common stock is listed on The NASDAQ Global Market), the ratification of the appointment of the Company’s independent auditors is the only routine matter to be addressed at the Virtual Annual Meeting. When a broker, bank or other nominee has not received instructions from the beneficial owners or persons entitled to vote and the nominee cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes do not count as votes “FOR” or “AGAINST” any proposal, as applicable, but will be counted in determining whether there is a quorum for the Virtual Annual Meeting. Accordingly, if Stockholders do not direct their brokers or other nominees how to vote on Proposals 1, 3, 4 and 5, their brokers or other nominees may not exercise discretion and may not vote their shares on Proposals 1, 3, 4 and 5.
Q:
What is the effect of an “ABSTAIN” vote in Proposals 1, 2, 3, 4 and 5?

A:
Proxies marked “ABSTAIN” will be counted in determining the total number of shares “entitled to vote” and “votes cast” on each of the proposals being submitted to a vote of Stockholders. If you elect to abstain in the election of directors, the abstention will not have an impact on the election of directors. For all other proposals, abstentions will have the same effect as an “AGAINST” vote. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the election of the nominees for director named in this proxy statement, “FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm, “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, “FOR” an advisory (non-binding) vote on executive compensation every “3 YEARS” and “FOR” the approval of the Sixth Amended and Restated 2008 Equity Incentive Plan.
Q:
Could other matters be decided at the Virtual Annual Meeting?

A:
As of the date of this proxy statement, the Company does not know of any matters to be raised at the Virtual Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Virtual Annual Meeting for consideration, the proxies designated by the Company will have the discretion to vote on those matters for you.

Q:
Who will count the vote?

A:
An officer of the Company or a designee will tabulate the votes of the Company’s common stock and class C special stock and act as inspector of the election.

Q:
Who is paying for this proxy solicitation?

A:
The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Virtual Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by the Company.

Q:
Whom should I contact with questions?

A:
If you have additional questions, you should contact via mail or email:

ANI Pharmaceuticals, Inc.
210 Main Street West
Baudette, Minnesota 56623
Attn: Investor Relations
Email: IR@anipharmaceuticals.com

PROPOSAL 1
ELECTION OF DIRECTORS
Board Composition; Nominees
The Company’s bylaws provide that the Board will consist of at least one director, or such other number as may be determined by the Board or the Company’s Stockholders. The Board has determined that, effective as of date of the Virtual Annual Meeting, the number of directors on the Board shall be fixed at four.
The Board has nominated the following four individuals to serve as the Company’s directors until the next annual meeting of Stockholders and until their successors are qualified and elected or earlier upon death, resignation or removal. The Company did not receive any director nominations from Stockholders in accordance with procedures set forth in its bylaws. Director nominations presented by Stockholders at the Virtual Annual Meeting will not be considered.
All of the four nominees named below — Robert E. Brown, Jr., Thomas Haughey, David B. Nash, M.D., M.B.A. and Patrick D. Walsh are current directors of the Board. All the nominees have agreed to stand for election at the Virtual Annual Meeting.
As previously announced, Arthur S. Przybyl will depart as President and Chief Executive Officer on May 10, 2020 and therefore is not standing for re-election to the Board. The Board would like to thank Mr. Przybyl for his many years of service and his contributions to the Company.
Thomas A. Penn, who has served as a director since June 2013, has decided not to stand for re-election. The Board would like to thank Mr. Penn for his many years of service and his contributions to the Company.
If, prior to the Virtual Annual Meeting, the Company’s Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for any substitute nominee that may be named by the Board. Alternatively, the proxies, at the discretion of the Board, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Robert E. Brown, Jr., 69, has served as a director of the Company and Chairman of the Board since June 2013 and had served as a director of the Company’s operating subsidiary, ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. (“ANIP”) since July 2010. Mr. Brown has been active in the venture capital and private equity business for over 30 years and has been the sole stockholder, director and President of MVP Management Company since 2000. MVP Management Company conducts business as MVP Capital Partners (“MVP Capital”), and is the investment management company for Meridian Venture Partners II, L.P. (“MVP II”), a mid-sized venture capital and private equity firm focused on expansion capital and microcap buyout investments. Mr. Brown is the Managing Partner of MVP II and the President and sole stockholder and sole director of Meridian Venture Partners II Co., the corporate general partner of the general partner of MVP II. Mr. Brown co-founded MVP II in 2000 and its predecessor fund, Meridian Venture Partners, in 1987. Prior to 1987, Mr. Brown was a principal in a merchant banking firm active in both private equity and investment banking. Mr. Brown began his professional career as a certified public accountant with Arthur Andersen & Co. Subsequently, he worked for a subsidiary of The Penn Central Corporation as a financial analyst, and after graduating from law school, practiced corporate tax law at the firm of Morgan, Lewis & Bockius in Philadelphia. In his role at MVP Capital, Mr. Brown has served on the boards of numerous privately-held companies, including several companies in the healthcare industry such as Implex Corporation, Dorland Data Networks, Omega Health Systems, Air Medical Group Holdings, Comprehensive Addiction Programs, Inc., and MCMC Holdings LLC. Mr. Brown holds an A.B. degree from Princeton University, an M.B.A. from the Wharton School of the University of Pennsylvania, and a J.D. from the University of Pennsylvania Law School.

Mr. Brown is the current Chairman of the Board and Chair of the Board’s Nominating and Corporate Governance Committee. Immediately following the Virtual Annual Meeting, Mr. Walsh, if re-elected, will replace Mr. Brown as the Chairman of the Board, and Mr. Nash, if re-elected, will replace Mr. Brown as Chair of the Nominating and Corporate Governance Committee. If re-elected, Mr. Brown will serve as a member of the Board’s Nominating and Corporate Governance Committee and Compensation Committee.
Mr. Brown is nominated for re-election because of his significant experience as a director of a number of companies in the healthcare sector.
Thomas Haughey, 56, has served as a director since May 2019. He held the role of General Counsel and Secretary at Par Pharmaceutical Companies, Inc. (“Par”) from 2003 through 2016. In addition to his role as General Counsel, he has held various additional executive roles at Par including President from 2011 to 2012 and, most recently, Chief Administrative Officer from 2012 to 2016. Prior to that, Mr. Haughey held positions at Schering-Plough Corporation, where he was Chief Counsel from 1998 to 2001 and Legal Director from 2001 to 2003. Previously, Mr. Haughey was an attorney at Cadwalader Wickersham & Taft and a certified public accountant at Arthur Anderson & Co. Mr. Haughey earned a B.S. in accounting at St. John’s University and a J.D. at the New York University School of Law.
Mr. Haughey is the current Chair of the Board’s Audit and Finance Committee and is a member of the Board’s Compensation Committee. Mr. Haughey qualifies as an audit committee financial expert. If re-elected, Mr. Haughey will continue to serve as the Chair of the Board’s Audit and Finance Committee, and will serve as a member of the Board’s Compensation Committee and Nominating and Corporate Governance Committee.
Mr. Haughey is nominated for re-election based on his experience in the pharmaceutical industry as well as his legal, financial and accounting expertise.
David B. Nash, M.D., M.B.A, 64, has served as a director since May 2019. He is the founding dean emeritus of the Jefferson College of Population Health, and the Grandon Professor of Health Policy located on the campus of Thomas Jefferson University in Philadelphia, Pennsylvania, having taken that position in 2008. Previously, Dr. Nash was the Chairman of the Department of Health Policy of the Jefferson Medical College from 2003 until 2008. Dr. Nash also serves on the following privately held boards: InfoMC,Tract Manager and Fox Rehabilitation. Dr. Nash is internationally recognized for his work in outcomes management, medical staff development and quality-of-care improvement; his publications have appeared in many articles in major journals. Dr. Nash received his B.A. in economics (Phi Beta Kappa) from Vassar College; his M.D. from the University of Rochester School of Medicine and Dentistry and his M.B.A. in Health Administration (with honors) from the Wharton School at the University of Pennsylvania.
Dr. Nash is currently a member of the Board’s Audit and Finance and Nominating and Corporate Governance Committees. If re-elected, Dr. Nash will serve as the Chair of the Board’s Nominating and Corporate Governance Committee, and will be a member of the Board’s Audit and Finance Committee.
Dr. Nash is nominated for re-election based on his significant experience in both the life science industry and in academia that enhance the Board’s perspective on the pharmaceutical industry and his significant prior experience as an independent director.
Patrick D. Walsh, 59, has served as a director since May 2019. He is President & Managing Member of Diligence Team, LLC, a consulting practice he founded and is based in Durham, North Carolina. From 2015 to February 2019, Mr. Walsh was the chief executive officer of Avista Pharma, a private equity backed global provider of contract manufacturing, development and analytical testing services to pharmaceutical and biotechnology clients. Prior to Avista, from 2010 to 2014, Mr. Walsh was the chief executive officer of AAIPharma Services Corporation in Wilmington, North Carolina, a private equity backed global provider of contract manufacturing services. Mr. Walsh’s earlier career includes serving as chief executive officer of Kadmus Pharmaceuticals, Inc., in Irvine, California, and serving as president and chief operating officer of publicly-traded Gensia Sicor Pharmaceuticals, Inc. Mr. Walsh currently serves as an independent director of the Board of Directors of Avid Bioservices, a publicly-traded company based in Tustin, California and serves on its nominating committee. He is also an independent director of the Board of Directors of MedPharm LTD, a privately held company in Durham, North Carolina, and serves on its compensation committee. He is also an Operating Partner to healthcare private-equity firm Ampersand Capital, based in Wellesley, Massachusetts.
Mr. Walsh is currently a member of the Board’s Audit and Finance and Compensation Committees. If re-elected, Mr. Walsh will serve as the Chairman of the Board, replacing Mr. Brown and will serve as the Chair of the Compensation Committee, and as a member of the Audit and Finance Committee.
Mr. Walsh is nominated for re-election based on his 30-plus years of experience leading successful pharmaceutical manufacturing and development organizations and his significant prior experience as an independent director.
Vote Required; Recommendation of the Board
The election of each of the nominees for director requires that the number of votes cast by the holders of shares of the Company’s common stock and class C special stock present at the Virtual Annual Meeting in person (virtually) or by proxy and voting “For” a nominee must exceed the number of votes cast “against” the nominee. In the event that a nominee fails to receive an affirmative majority of the votes cast, the Board of Directors may require such nominee to tender his or her resignation, decrease the number of directors, fill the vacancy, or take any other appropriate action it deems to be in the best interest of the Company.
The Board recommends a vote “FOR” the election of each of the nominees for director.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Selection of Independent Registered Public Accounting Firm
The Audit and Finance Committee of the Company’s Board has selected EisnerAmper LLP (“EisnerAmper”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020. EisnerAmper has acted as the Company’s independent registered public accounting firm since June 2013.
Although it is not required to do so, the Audit and Finance Committee of the Company’s Board wishes to submit the selection of EisnerAmper to the Company’s Stockholders for ratification. If the Company’s Stockholders do not ratify the selection of EisnerAmper, the Audit and Finance Committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the selection is ratified by the Company’s Stockholders, the Audit and Finance Committee may, at its discretion, change the selection at any time during the year, if it determines that such a change would be in the best interests of the Company and its Stockholders.
A representative of EisnerAmper is expected to be present at the Virtual Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.
Audit, Audit-Related, Tax and Other Fees
The table below presents fees billed to the Company for professional services rendered by EisnerAmper and its affiliates for the years ended December 31, 2018 and December 31, 2019.
	December 31, 2018	December 31, 2019
Audit Fees(1)	$524,124	$$	472,810
Audit-Related Fees(2)	25,804		—
Tax Fees(3)	68,250		—
Other Fees	—		—
Total	$618,178	$$	472,810

(1)
Audit fees consisted of the audit of the Company’s annual financial statements, reviews of financial statements included in the Company’s quarterly reports on Form 10-Q, services provided in connection with the Company’s statutory and regulatory filings, including the review of registration statements and the issuance of consents, and services provided in connection with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Audit-related fees consisted of an accounting consultation and fees relating to the 401(k) plan audit.

(3)
In 2018, EisnerAmper completed and filed the Company’s tax filings for fiscal year 2017.

Pre-Approval Policies and Procedures
The Audit and Finance Committee of the Company’s Board has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by the Company’s independent auditor to the Company, are pre-approved by the Audit and Finance Committee. All services rendered by EisnerAmper to the Company during the fiscal year ended December 31, 2019 were permissible under applicable laws and regulations, and all such services provided by EisnerAmper to the Company were approved in advance by the Audit and Finance Committee in accordance with the rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002.

Audit and Finance Committee Report
The Audit and Finance Committee of the ANI Board oversees ANI’s accounting and financial reporting processes and the audit of ANI’s annual financial statements. ANI’s management has the primary responsibility for the financial statements, the reporting process, and maintaining ANI’s system of internal control over financial reporting. EisnerAmper was engaged to perform an independent audit of ANI’s financial statements and to express an opinion on the conformity of those financial statements to generally accepted accounting principles in the United States.
In this context, the Audit and Finance Committee of the ANI Board has reviewed and discussed ANI’s audited financial statements prepared for inclusion in ANI’s annual report on Form 10-K for the year ended December 31, 2019 with ANI’s management. The Audit and Finance Committee of the ANI Board has also discussed with EisnerAmper the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit and Finance Committee has received from EisnerAmper the written disclosures and letter required by applicable rules of the PCAOB regarding EisnerAmper’s communications with ANI’s Audit and Finance Committee concerning independence and has discussed with EisnerAmper its independence from the Company and management. Relying on these reviews and discussions described above, the Audit and Finance Committee recommended to the ANI Board, and the ANI Board has approved, the inclusion of ANI’s audited financial statements for the year ended December 31, 2019 in ANI’s annual report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.
Submitted by the Audit and Finance Committee
Thomas Haughey, Chair
David B. Nash, M.D., M.B.A.
Patrick D. Walsh
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by Stockholders present, in person (virtually) or by proxy, and entitled to vote at the Virtual Annual Meeting, is required to ratify the selection of the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
The Board recommends a vote “FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm.

PROPOSAL 3
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and corresponding proxy rules under the Exchange Act, the Company is presenting its Stockholders with an advisory (non-binding) vote on the executive compensation programs as described in this proxy statement for the Company’s named executive officers (sometimes referred to as “Say on Pay”).
The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s named executive officers as described in the section entitled “Executive Compensation,” the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. Please read the Executive Compensation section starting on page 31 of this proxy statement for a discussion about the Company’s executive compensation programs, including information about the fiscal year ended December 31, 2019 compensation of the Company’s named executive officers.
The advisory vote on executive compensation is not a vote on the Company’s general compensation policies, the compensation of the Company’s Board, or the Company’s compensation policies as they may relate to risk management. The Dodd-Frank Act requires that the Company hold the advisory vote on executive compensation at least once every three years. The Company’s Board recommends, with respect to Proposal 3, that Stockholders provide an advisory vote on executive compensation one time every three years.
The Compensation Committee of the Board oversees and administers the Company’s executive compensation program, including the determination and implementation of the Company’s compensation philosophy, policies, and objectives. The Compensation Committee has designed the executive compensation program to align executive compensation with the achievement of the Company’s business goals and strategies, both short- and long-term. The Compensation Committee also seeks to provide executive compensation at levels that will allow the Company to continue to be able to attract and retain the best possible executive candidates, including those who may be employed at or regularly travel to the Company’s Baudette, Minnesota manufacturing facilities.
The Company believes that the most significant components of its executive compensation program reflect sound governance practices and are consistent with industry standards. The Board believes that executive compensation is appropriately allocated between base salary and short- and long-term equity compensation opportunities so as to encourage strong short- and long-term performance, create clear alignment with stockholders and discourage excessive risk-taking.
The vote solicited by this Proposal 3 is advisory, and therefore is not binding on the Company, the Company’s Board or the Company’s Compensation Committee. The outcome of the vote will not require the Company, the Company’s Board or the Company’s Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board.
Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of the Company’s named executive officers that has already been paid or contractually committed, there is generally no opportunity for the Company to amend these decisions. The Company’s Board and Compensation Committee each values the opinions of the Company’s stockholders and, to the extent there is any significant advisory vote against the executive compensation as disclosed in this proxy statement, the Company will consider its Stockholders’ view and evaluate what actions, if any, may be appropriate.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by stockholders present, in person (virtually) or by proxy, and entitled to vote at the Virtual Annual Meeting, is required for advisory approval of this Proposal 3.
The Board unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL 4
ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Act and corresponding proxy rules under the Exchange Act, the Company is required, not less frequently than once every six years, to provide its stockholders with an advisory (non-binding) stockholder vote on the frequency of the advisory vote on executive compensation. By voting on this Proposal 4, Stockholders may indicate whether they would prefer the Company to seek future advisory votes on executive compensation every three years, two years or one year.
The Compensation Committee and the Board believe that a triennial vote on executive compensation is consistent with the Compensation Committee’s goal of compensating executive officers for both short- and long-term performance, including the performance of the Company over time. The Board believes that a triennial vote will provide stockholders with the ability to evaluate the Company’s executive compensation program over a time period that is more consistent with the long-term views of management and the corresponding compensation practices of the Compensation Committee and the Board.
The vote solicited by this Proposal 4 is advisory, and therefore is not binding on the Company, the Company’s Board or the Company’s Compensation Committee. The outcome of the vote will not require the Company, the Company’s Board or the Company’s Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board. The Board and the Compensation Committee value this opportunity to obtain the views of Stockholders on the frequency of future non-binding “Say on Pay” votes, and will consider the views expressed on this Proposal 4 in determining the timing of future non-binding “Say on Frequency” votes.
Vote Required; Recommendation of the Board
The option of three years, two years or one year that receives the highest number of votes cast by Stockholders will be the frequency for the advisory vote on the compensation of the Company’s named executive officers. This vote is advisory only, however, and is not binding on the Company’s Board. The Board may decide that it is in the best interests of stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by Stockholders.
The Board unanimously recommends that you vote for an advisory (non-binding) vote on executive compensation every “3 YEARS”.

PROPOSAL 5
APPROVAL OF THE COMPANY’S SIXTH AMENDED AND RESTATED 2008 STOCK
INCENTIVE PLAN
The Company currently maintains the Fifth Amended and Restated 2008 Stock Incentive Plan (the “Current 2008 Plan”), which was approved by a vote of our Stockholders on May 17, 2017. On April 10, 2020, the Board, upon recommendation of the Compensation Committee, approved and adopted the Sixth Amended and Restated 2008 Stock Incentive Plan (the “Sixth Amended and Restated 2008 Plan” or the “Plan”) subject to approval by the Stockholders at the Virtual Annual Meeting. The Sixth Amended and Restated 2008 Plan amends the Current 2008 Plan by (i) adding an additional 1,100,000 shares of common stock available for issuance, (ii) authorizing the Compensation Committee to grant awards under the Plan to individuals in anticipation of their becoming an employee, independent contractor or non-employee director of the Company or any of its subsidiaries, (iii) removing references to the grant of awards intended to comply with the performance-based compensation exception under the terms of Section 162(m) of the Code in effect prior to 2018, (iv) imposing a minimum vesting requirement of one year for all new incentive awards (other than “exempted awards” (as described below)), (v) prohibiting the payment of dividends or dividend equivalents on unvested awards, and (vi) extending the termination date of the Plan from May 17, 2027 to April 10, 2030. For purposes of the minimum vesting requirement, “exempted awards” include any incentive awards granted prior to April 10, 2020 and those incentive awards granted on or after April 10, 2020 for up to a maximum 5% of the total number of shares of Common Stock available for future grants under the Plan as of April 10, 2020.
The description of the terms of the Sixth Amended and Restated 2008 Plan is intended merely as a summary of its principal features of the Plan and is qualified in its entirety by reference to the provisions of the Plan. The full text of the Sixth Amended and Restated 2008 Plan is attached to this proxy statement as Appendix A.
Purpose of the Plan
The purpose of the Plan is to advance the interests of the Company and stockholders by enabling the Company to continue to attract and retain qualified individuals through opportunities for equity participation in the Company and to reward those individuals who contribute to the achievement of the Company’s economic objectives. Providing stock incentive awards under the Plan is an important element in the Company’s overall success. In general, the Board believes that equity-based incentives align the interests of the Company’s management and employees with those of its stockholders. In addition, providing incentive awards under the Plan is an important strategy for attracting and retaining the type of high-quality executives, employees and advisors the Board believes is necessary for the achievement of the Company’s goals. Given the intense competition for such personnel, the Board believes that its ability to offer competitive compensation packages, including those with equity-based incentive components, such as stock options, is particularly important in attracting and retaining qualified candidates.
The Company’s stockholders are being asked to approve the Sixth Amended and Restated 2008 Plan in order to satisfy rules and regulations of The NASDAQ Stock Market relating to equity-based compensation. If the Company’s stockholders do not approve the Sixth Amended and Restated 2008 Plan, the Current 2008 Plan as such plan currently exists will remain in effect until the plan expires or is terminated in accordance with its terms. The following discussions refer to both incentive stock options and non-statutory stock options as “options,” and to options, stock appreciation rights, restricted stock awards, stock unit awards or restricted stock units, performance awards or performance units and stock bonuses as “incentive awards.”
Summary of Amendment
Additional Shares Available for Issuance.   The Current 2008 Plan authorizes 2,000,000 shares as the maximum aggregate number of shares that may be issued to employees, non-employee directors, and consultants and advisors of the Company and its subsidiaries who are participating in the Current 2008 Plan. Based on the number of shares subject to outstanding grants or issued under the Current 2008 Plan, 94,943 shares remained available for issuance as of the close of business on April 10, 2020.

The Sixth Amended and Restated 2008 Plan increases the number of shares of common stock under the plan from 2,000,000 to 3,100,000.
As of April 10, 2020, taking into effect the 2020 incentive grants made to employees and directors, the Company had 94,943 shares of common stock available for issuance under the Current 2008 Plan. The Sixth Amended and Restated 2008 Plan would permit the Company to issue an additional 1,100,000 shares of common stock, representing approximately 8.9% of the Company’s outstanding shares as of April 13, 2020.
Reasons Why You Should Vote in Favor of the Approval of the Sixth Amended and Restated 2008 Plan
The Board recommends a vote for the approval of the Sixth Amended and Restated 2008 Plan because the Board believes the Plan is in the best interests of the Company and stockholders for the following reasons:
•
Aligns director, employee and stockholder interests.   The Company currently provides long-term incentives in the form of grants of stock options and restricted stock to its non-employee directors, executive officers and other employees. The Company believes that its equity-based compensation programs help align the interests of its directors, executive officers and other employees with its stockholders. The Company believes that its long-term equity-based incentives help promote long-term retention of its employees and encourage significant ownership of its common stock. If the Sixth Amended and Restated 2008 Plan is approved, the Company will be able to maintain its means of aligning the interests of its directors, executive officers and other employees with the interests of its stockholders. If the Sixth Amended and Restated 2008 Plan is not approved, the Company’s ability to maintain its means of aligning the interests of its directors, executive officers and other employees with the interests of its stockholders will be affected negatively.

•
Attracts and retains talent.   Talented, motivated and effective directors, executives and employees are essential to executing the Company’s business strategies. Equity-based compensation is especially important for smaller public companies such as the Company when its equity based compensation arrangements can assist the Company in competing for talent against other companies that may offer better and more lucrative compensation packages. If the Sixth Amended and Restated 2008 Plan is approved, the Company believes it will maintain its ability to offer competitive compensation packages to both retain its best performers and attract new talent. If the Sixth Amended and Restated 2008 Plan is not approved, the Company’s ability to offer competitive compensation packages to both retain its best performers and attract new talent will be affected negatively.

•
Supports the Company’s pay-for-performance philosophy.   The Company believes that equity based compensation, by its very nature, is performance-based compensation. The Company uses incentive compensation to help reinforce desired financial and other business results to its executives and to motivate them to make decisions to produce those results. Therefore, approval of the Sixth Amended and Restated 2008 Plan is important to support the Company’s pay-for-performance philosophy.

•
Avoids disruption in the Company’s compensation programs.   The approval of the Sixth Amended and Restated 2008 Plan by the Company’s stockholders is important because, if the increase of 1,100,000 shares of common stock issuable under the 2008 Plan is not approved by Stockholders, under the Company’s projections, there would be an insufficient number of shares of the Company’s common stock available for issuance under the Current 2008 Plan to permit the Company to effect the equity grants beyond fiscal year 2020. Accordingly, if Stockholders approve the Sixth Amended and Restated 2008 Plan, the Company should not have to restructure its existing compensation programs for reasons that are not related directly to the achievement of the Company’s financial and other business objectives. To remain competitive without equity-based compensation arrangements, it likely would be necessary to replace components of compensation previously awarded in equity with cash or with other instruments that would not as effectively align director, executive officer and employee interests with those of the Company’s stockholders. Additionally, replacing equity with cash will increase cash compensation expense and use cash that could be better utilized for other strategic purposes.
Material Features of the Sixth Amended and Restated 2008 Plan
A general description of the material features of the Sixth Amended and Restated 2008 Plan is outlined below. Unless otherwise indicated, the following summary of the principal provisions of the Sixth Amended and Restated 2008 Plan assumes the approval of the Sixth Amended and Restated 2008 Plan by the Company’s stockholders at the Virtual Annual Meeting. The summary is qualified in its entirety by reference to the full text of the Sixth Amended and Restated 2008 Plan, a copy of which may be obtained by contacting the Company. A copy of the Sixth Amended and Restated 2008 Plan also has been filed electronically with the SEC as Appendix A to this proxy statement and is available through the SEC’s website at http://www.sec.gov.
Eligibility.   All employees (including officers and directors who also are employees), non-employee directors, consultants, advisors and independent contractors of the Company or any subsidiary, are eligible to receive incentive awards under the Plan. In addition, any individual who is expected to become an employee, non-employee director, consultant, advisor or independent contractor of the Company or any subsidiary may also receive an incentive award (other than an incentive stock option); provided that any such incentive award granted to such individual will be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any subsidiary within twelve (12) months after the date such incentive award is granted. As of April 10, 2020, generally all employees and all non-employee directors were eligible to receive awards under the Plan.
Shares Available for Issuance.   The maximum number of shares of the Company’s common stock reserved for issuance under the Sixth Amended and Restated 2008 Plan will be 3,100,000, plus the number of shares of common stock subject to incentive awards outstanding under any prior restatement of the Plan, but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. In addition, the number of shares available for issuance under the Plan is subject to increase to the extent that the Company assumes or replaces any outstanding equity awards issued by the target company in connection with a merger or acquisition transaction. However, any available shares issuable pursuant to assumed or replaced equity awards in connection with a merger or acquisition transaction may only be utilized to the extent permitted under the Listing Rules of The NASDAQ Stock Market and will not be available for reissuance if such assumed or replacement awards are forfeited without the issuance of shares.
Shares of the Company’s common stock that are issued under the Plan or that potentially are issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of the Company’s common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of the Company’s common stock will automatically again become available for issuance under the plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, and shares withheld by the Company to satisfy any tax withholding obligations will not again become available for issuance under the plan.
Individual Annual Limits on Incentive Awards.   The Fifth Amended and Restated 2008 Plan limited the number of shares that could be issued and the amount of cash that could be paid to any individual pursuant to awards granted in any calendar year in order to comply with the performance-based exception to the limitation on the deductibility of compensation in excess of $1,000,000 for certain officers under Section 162(m) of the Code. Section 162(m) of the Code was amended effective January 1, 2018 to eliminate the performance-based exception. Accordingly, all awards granted under this Plan or under the Current Plan on or after January 1, 2018 to a covered employee (as defined in Section 162(m) of the Code) will be subject to the $1,000,000 deduction limit under Section 162(m) of the Code. As the performance-based exception no longer applies, the Sixth Amended and Restated 2008 Plan removed the individual share and dollar limitations and all other references to the performance-based exception under Section 162(m) of the Code.
Adjustments.   In the event that the Compensation Committee, in its role as the administrator of the Plan, determines that any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar corporate transaction or change in the corporate structure or shares of the Company affects the common stock such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided or made available under the Plan, then the Committee may adjust:
•
The number and kind of securities or other property that may be issued with respect incentive awards;

•
The number and kind of securities or property subject to outstanding incentive awards; and

•
The exercise price of outstanding options and stock appreciation rights.

Under appropriate circumstances, the Committee may provide for the cancellation of outstanding incentive awards in exchange for a cash payment.
Administration.   The Plan will continue to be administered by the Board or by a committee of the Board. Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” within the meaning of the Listing Rules of The NASDAQ Stock Market. The Company expects the Compensation Committee of the Board will continue to administer the plan. The Board or the committee administering the plan is referred to as the “committee.” The committee may delegate its duties, power and authority under the plan to any of the Company’s officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Exchange Act.
The committee has the authority to determine all provisions of incentive awards consistent with terms of the Plan, including the eligible recipients who will be granted one or more incentive awards under the Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The committee has the authority to pay the economic value of any incentive award in the form of cash, the Company’s common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “repricing” of options, discussed below) so long as the amended or modified terms are permitted under the Plan and any adversely affected participant has consented to the amendment or modification. The committee may not grant incentive awards (other than “exempted awards” as described below) that vest or become exercisable less than twelve months after the grant of the such award. For purposes of this minimum vesting requirement, “exempted awards” include incentive awards granted prior to April 10, 2020 and those incentive awards granted on or after April 10, 2020 for up to a maximum 5% of the total number of shares of Common Stock available for future grants under the Plan as of April 10, 2020.
In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225, Income Statement or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or any other similar change, in each case with respect to the

Company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if the Company is not the surviving corporation in any such transaction, the Board of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding incentive award that is based in whole or in part on the financial performance of the Company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the committee or the Board of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the plan as then in effect. The committee, in its sole discretion, may amend the terms of the plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or subsidiary’s interests, or to meet objectives of the plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:
•
To reserve shares or grant incentive awards in excess of the limitations provided in the Plan;

•
To effect any repricing of options, as discussed below;

•
To grant options or stock appreciation rights having an exercise price less than 100 percent of the “fair market value” (as defined below) of one share of the Company’s common stock on the date of grant; or

•
For which stockholder approval would then be required pursuant to Section 422 of the Code, the Listing Rules of The NASDAQ Stock Market or other applicable market or exchange.

Except in connection with certain specified changes in the Company’s corporate structure or shares, the committee may not, without prior approval of the Company’s stockholders, seek to effect any repricing of any previously granted, “underwater” option or stock appreciation right by:
•
Amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

•
Canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price or other incentive awards; or

•
Repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the Plan.

For purposes of the Plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of the Company’s common stock is less than the exercise price.
Options.   The exercise price to be paid by a participant at the time an option is exercised may not be less than 100 percent of the fair market value of one share of the Company’s common stock on the date of grant (or 110 percent of the fair market value of one share of the Company’s common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of the Company’s assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while the Company’s common stock is listed on The NASDAQ Global Market, “fair market value” under the plan means the closing sale price of a share at the end of the regular trading session on the date of grant as reported by The NASDAQ Global Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of April 13, 2020, the closing sale price of a share of the Company’s common stock on The NASDAQ Global Market was $50.10.
The total purchase price of the shares to be purchased upon exercise of an option will be paid (i) in cash; (ii) by using a broker-assisted cashless exercise procedure pursuant to which the optionee, upon exercise of an option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of the

Company’s common stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; or (iii) by using a cashless exercise procedure pursuant to which the optionee surrenders to the Company shares of the Company’s common stock either underlying the option or that are otherwise held by the optionee. In the case of a “net exercise” of an option, the Company will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of the Company’s common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of the Company’s common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.
Options may be exercised in whole or in installments, as determined by the Compensation Committee, and the Compensation Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy certain specified performance objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary).
Stock Appreciation Rights.   A stock appreciation right is the right to receive a payment from the Company, in the form of shares of the Company’s common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of the Company’s common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Compensation Committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, the Company’s common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.
The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100 percent of the fair market value of one share of the Company’s common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of the Company’s assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.
Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, at the time of grant of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of the Company’s common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.
Restricted Stock Awards.   A restricted stock award is an award of the Company’s common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and/or the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy specified performance objectives. To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.
Additionally, unless the Plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of the Company’s common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of the Company’s unrestricted common stock; provided that no dividends will be paid with respect any unvested restricted stock award.
Stock Unit Award or Restricted Stock Units.   A stock unit award or restricted stock unit is a right to receive the fair market value of one or more shares of the Company’s common stock, payable in cash, shares of the Company’s common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified performance objectives. Stock unit awards or restricted stock units will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the committee.
Performance Awards or Units.   A participant may be granted one or more performance awards or units under the Plan, and such performance awards or units will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
Stock Bonuses.   A participant may be granted one or more stock bonuses under the Plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
Change in Control.   In the event a “change in control” of the Company occurs, then, unless otherwise provided at the time of the grant of the incentive award, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the holder to whom such option and stock appreciation rights have been granted remains in the employ or service of the Company or any subsidiary, all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards or restricted stock units, performance awards or units and stock bonuses will lapse.
In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards or units will receive, with respect to some or all of the shares subject to the performance awards or units, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.
For purposes of the Sixth Amended and Restated 2008 Plan, a “change in control” of the Company occurs upon:
•
The sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company;

•
The approval by the Company’s stockholders of any plan or proposal for the liquidation or dissolution of the Company;

•
Any person becomes, after the effective date of the Sixth Amended and Restated 2008 Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of: (i) 20 percent or more, but not 50 percent or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the continuity directors; or (ii) 50 percent or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);
•
A merger or consolidation to which the Company is a party if the Company’s stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving corporation represent (i) more than 50 percent but less than 80 percent of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the continuity directors, or (ii) 50 percent or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

•
The continuing directors (as of the effective date of the Sixth Amended and Restated 2008 Plan) cease for any reason to constitute at least a majority of the Board; or

•
Any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

For Incentive Awards that are subject to Section 409A of the Code, and application of the above definition of “change in control” would cause the imposition of a tax under Section 409A of the Code on the Incentive Award, then the definition applied will be one that complies with Section 409A of the Code.
Effect of Termination of Employment or Other Services.   If a participant ceases to be employed by, or perform other services for the Company, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of one year thereafter (but in no event after the expiration date of any such option or stock appreciation rights), and all unvested restricted stock awards, all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the Plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable, all unvested restricted stock awards, and all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited.
If a participant is determined by the committee, acting in its sole discretion, to have committed any action that would constitute cause, regardless of whether such action or the committee’s determination occurs before or after the termination of the participant’s employment with the Company or any subsidiary, all rights of the participant under the Plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind. Additionally, as applicable, the Company may defer exercise, vesting, or payment of any incentive award for a period of up to 45 days in order for the committee to make a determination as to the existence of cause.
The committee at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, may cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards or restricted stock units, performance awards or units or stock bonuses then held by the participant to, terminate, vest or become free of restrictions and conditions to payment, as the case may be.

Dividends and Dividend Equivalent Rights.   The committee may pay dividends or dividend equivalents based on the dividends declared on shares of the Company’s common stock with respect to the shares underlying an incentive award, as determined by the Committee; provided, however, no dividend equivalents may be granted with respect to shares of the Company’s common stock underlying options or stock appreciation rights or with respect to any unvested incentive awards.
Term; Termination; Amendments.   Unless terminated earlier, the Plan will terminate on April 10, 2030. Incentive awards outstanding at the time the Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board may suspend or terminate the Plan or any portion of the Plan at any time. In addition to the committee’s authority to amend the Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the Plan from time to time in order that incentive awards under the Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company’s best interests; provided, however, that no amendments to the Plan will be effective without stockholder approval, if it is required under Section 422 of the Code or the Listing Rules of The NASDAQ Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in the Company’s capitalization or a “change in control” of the Company.
Transferability.   In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the Plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or other entities. Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.
Incentive Awards Granted Under the Sixth Amended and Restated 2008 Plan
No information can be provided with respect to the number or types of awards that may be granted to certain participants or groups of participants under the Plan in the future. Such awards are within the discretion of the Compensation Committee, in its role of administrator of the Plan and the Compensation Committee has not determined any future awards or who might receive them. It has been the Company’s practice to grant stock options to new employees and non-employee directors. It has also been the Company’s practice to grant stock options on an annual basis to current employees and incumbent non-employee directors. The number of stock options or other incentive awards that may be granted to employees in the future and on an annual basis is highly discretionary and depends upon several factors, including peer group data.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by Stockholders present, in person (virtually) or by proxy, and entitled to vote at the Virtual Annual Meeting, will be required to approve the adoption of the Company’s Sixth Amended and Restated 2008 Plan.
The Board unanimously recommends a vote “FOR” approval of the Company’s
Sixth Amended and Restated 2008 Plan.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
The Company’s Board has adopted Corporate Governance Guidelines. The Guidelines, together with the Company’s Amended and Restated Certificate of Incorporation, Bylaws and charters of the Board’s committees, provide the framework for the governance of the Company. A copy of the Company’s Corporate Governance Guidelines and charters of the Audit and Finance Committee, Nominating and Corporate Governance Committee, and Compensation Committee can be found on the “Investors — Corporate Governance” section of the Company’s corporate website at www.anipharmaceuticals.com. Among the topics addressed in the Company’s Corporate Governance Guidelines are:
•
Board size, composition and qualifications;

•
Selection of directors;

•
Resignation of directors;

•
Board leadership;

•
Board committees;

•
Board and committee meetings;

•
Conflicts of interest;

•
CEO evaluation;

•
Board evaluation;

•
Director continuing education; and

•
Succession planning.

Director Independence
The Board has determined that all four of the director nominees — Robert E. Brown, Jr., Thomas Haughey, David B. Nash, M.D., M.B.A. and Patrick D. Walsh, are “independent directors” under the Listing Rules of The NASDAQ Stock Market (the “Listing Rules”). The Listing Rules provide a non-exclusive list of persons who are not considered independent. For example, under these rules, a director who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company, other than prior employment as an interim chief executive officer, would not be considered independent. No director qualifies as independent unless the Board of Directors of the Company affirmatively determines that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. In making an affirmative determination that a director is an “independent director,” the Company’s Board reviews and discusses information provided by these individuals and by the Company with regard to each of their business and personal activities as they may relate to the Company and its management.
Board Leadership Structure
The Company’s Board believes that its stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, under the Company’s Corporate Governance Guidelines, the office of Chairman of the Board and Chief Executive Officer may or may not be held by the same person. Currently, the CEO is Arthur S. Przybyl and the Chairman of the Board is Robert E. Brown, Jr. If re-elected, upon the completion of the Virtual Annual Meeting, Mr. Patrick Walsh will replace Mr. Brown as the Chairman of the Board. As previously announced, Mr. Przybyl will depart on May 10, 2020.

The Company currently does not have a lead independent director. The Board may in the future determine to appoint a member to act as lead independent director.
Our Audit and Finance Committee is responsible for overseeing our financial reporting process on behalf of our board of directors and reviewing with management and our auditors, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. Our Compensation Committee approves compensation of executive officers and all material compensation plans for the Company and reviews our compensation practices to ensure that they do not encourage excessive risk taking and provide appropriate incentives for meeting both short-term and long-term objectives and increasing shareholder value over time. Our Nominating and Corporate Governance Committee oversees the Company’s risk management, other than with respect to the company’s major financial risk exposures or risks related to our compensation programs and policies.
Meetings
During the year ended December 31, 2019, the Board held seven meetings, the Audit and Finance Committee held six meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held one meeting. During the year, each member of the Board attended more than 75 percent of the aggregate number of meetings of the Board (held during the periods for which such member was a director) and the number of meetings held by all committees of the Board on which such director served. The Company encourages its directors to attend the Company’s Virtual Annual Meeting, if their schedules permit. At last year’s annual meeting, all of the Company’s six directors attended the annual meeting.
Committees of the Board
During 2019, the Board had three standing committees: the Audit and Finance Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. All of the members of the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent. The Company’s Corporate Governance Guidelines provide that the Board may establish and maintain other committees from time to time, as it deems necessary and appropriate. The following table provides a summary of the membership of the Board and each of its standing committees as of April 2, 2020:
Director	Board	Audit and Finance Committee	Nominating and Corporate Governance Committee	Compensation Committee
Robert E. Brown, Jr.	Chair		Chair
Arthur S. Przybyl	X
Thomas Haughey	X	Chair		X
David B. Nash, M.D., M.B.A.	X	X	X
Thomas A. Penn	X		X	Chair
Patrick D. Walsh	X	X		X
It is the intention of the Board to reconstitute the Nominating and Corporate Governance Committee and the Compensation Committee of the Board upon the completion of the Virtual Annual Meeting. Should the Stockholders re-elect each of the nominees to the Board, the Board intends the composition of the standing committees of the Board to be as follows:

Director	Board	Audit and Finance Committee	Nominating and Corporate Governance Committee	Compensation Committee
Patrick D. Walsh	Chair	X		Chair
Robert E. Brown, Jr.	X		X	X
Thomas Haughey	X	Chair	X	X
David B. Nash, M.D., M.B.A.	X	X	Chair
Audit and Finance Committee
The primary responsibilities of the Company’s Audit and Finance Committee include:
•
Overseeing the Company’s accounting and financial reporting processes, systems of internal control over financial reporting, disclosure controls and procedures on behalf of the Company’s Board of Directors, and reporting the results or findings of its oversight activities to the Board;

•
Having sole authority to appoint, retain and oversee the work of the Company’s independent registered public accounting firm and establishing the compensation to be paid to the independent registered public accounting firm;

•
Establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and/or auditing matters and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters;

•
Reviewing and pre-approving all audit services and permissible non-audit services to be performed for the Company by its independent registered public accounting firm as provided under the federal securities laws and rules and regulations of the SEC; and

•
Overseeing the Company’s system to monitor and manage risk and legal and ethical compliance programs, including the establishment and administration of (and including the grant of any waiver from) a written code of ethics applicable to each of the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Audit and Finance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.
Composition and Audit Committee Financial Expert.   The current members of the Company’s Audit and Finance Committee are Mr. Haughey, Dr. Nash and Mr. Walsh. Mr. Haughey is the Chair of the Audit and Finance Committee.
Each current member of the Audit and Finance Committee qualifies as “independent” for purposes of membership on audit committees pursuant to the Listing Rules of The NASDAQ Stock Market (the “Listing Rules”) and the rules and regulations of the SEC and is “financially literate” as required by the Listing Rules. In addition, the Company’s Board of Directors has determined that Mr. Haughey qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and that each of Mr. Haughey, Dr. Nash and Mr. Walsh meets the qualifications of “financial sophistication” under the Listing Rules as a result of his prior experience. Stockholders should understand that these designations related to the Audit and Finance Committee members’ experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and The NASDAQ Stock Market and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit and Finance Committee or of the Company’s Board.

Compensation Committee
The primary responsibilities of the Company’s Compensation Committee include:
•
Recommending to the Board the annual salaries, incentive compensation, long-term incentive compensation, special or supplemental benefits or perquisites, and any and all other compensation applicable to the Company’s chief executive officer (“CEO”) and other executive officers;

•
Reviewing and making recommendations to the Board regarding employment agreements, severance arrangements, deferred compensation arrangements, change in control agreements/provisions, and any other similar compensation arrangements, in each case as, when and if appropriate, for the Company’s CEO and the other executive officers;

•
Reviewing and making recommendations to the Board regarding any corporate goals and objectives with respect to compensation for the Company’s CEO and other executive officers and establishing and leading a process for the full Board to evaluate the performance of the CEO and other executive officers in light of those goals and objectives;

•
Reviewing and discussing with the CEO and reporting periodically to the Board plans for executive officer development and corporate succession plans for the CEO and other key executive officers and employees;

•
Administering the Company’s equity compensation plans and recommending to the Board specific grants of options and other awards for all executive officers and determining the nature and extent of grants of options and other awards for all other employees;

•
Making recommendations to the Board with respect to any new equity compensation plan or any material change to any existing plans; and

•
Providing recommendations to the Board on compensation-related proposals to be considered at the Company’s annual meeting of Stockholders, including the frequency with which the Company should submit to Stockholders an advisory vote on executive compensation, or Say on Pay.

The Company’s Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.
Composition.   The current members of the Compensation Committee are Mr. Penn, Mr. Haughey and Mr. Walsh. Mr. Penn is the Chair of the Compensation Committee. Each of the current members of the committee is an “independent director” under the Listing Rules and a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Upon the completion of the Virtual Annual Meeting, should Stockholders re-elect each of the Director nominees, it is the intention of the Board to reconstitute the Nominating and Corporate Governance Committee and the Compensation Committee of the Board. Should this occur, the members of the Company’s Compensation Committee will be Mr. Walsh, Mr. Brown and Mr. Haughey, with Mr. Walsh serving as the Chair of the Compensation Committee. Each of the proposed members of the committee would be an “independent director” under the Listing Rules and a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
Nominating and Corporate Governance Committee
The primary responsibilities of the Company’s Nominating and Corporate Governance Committee include:
•
Identifying individuals qualified to become members of the Company’s Board;

•
Recommending director nominees for each annual meeting of the Company’s Stockholders and director nominees to fill any vacancies that may occur between meetings of Stockholders;

•
Being aware of the best practices in corporate governance and developing and recommending to the Company’s Board a set of corporate governance standards to govern the Company and its management and employees in the conduct of the Company’s business and affairs; and

•
Developing and overseeing the annual board and board committee evaluation processes.

The Company’s Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.
The Company’s Nominating and Corporate Governance Committee is committed to having diverse individuals from different backgrounds with varying perspectives, professional experience, education and skills serving as members of the Board, and believes that a diverse membership with a variety of perspectives and experiences is an important feature of a well-functioning board. The Company is committed to having a diversity on the Board. In furtherance of this commitment, when considering candidates to fill an open seat on the Board, the Nominating and Corporate Governance Committee will require that the list of candidates to be considered by the Committee for nomination to the Board include candidates with diversity of race, ethnicity, and gender. Any third-party consultant asked to furnish an initial list of candidates will be required to include such diverse candidates.
Composition.   The current members of the Company’s Nominating and Corporate Governance Committee are Mr. Brown, Dr. Nash and Mr. Penn. Mr. Brown is the Chair of the Nominating and Corporate Governance Committee. Each of the current members of the nominating and corporate governance committee is an “independent director” within the meaning of the Listing Rules. Upon the completion of the Virtual Annual Meeting, should Stockholders re-elect each of the Director nominees, it is the intention of the Board to reconstitute the Nominating and Corporate Governance Committee and the Compensation Committee of the Board. Should this occur, the members of the Company’s Nominating and Corporate Governance Committee will be Dr. Nash, Mr. Brown and Mr. Haughey, with Dr. Nash serving as the Chair of the Nominating and Corporate Governance Committee.
Code of Ethics
The Company has adopted a Code of Ethics that applies to all of the Company’s employees, officers and directors, including its CEO and CFO. The Company posts its Code of Ethics on its website at www.anipharmaceuticals.com. The Company intends to post on its website all disclosures required by the Listing Rules concerning any amendments to, or waivers from, any provision of the Company’s Code of Ethics. No waivers from the Company’s Code of Ethics were requested or granted during fiscal year ended December 31, 2019.
The Sarbanes-Oxley Act of 2002 requires companies to have procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place and its Audit and Finance Committee is responsible for overseeing them.
Hedging Policy
At this time, the Company has not adopted a policy regarding the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Communications with the Board
Any Stockholder or other interested party who wishes to communicate directly with the Company’s Board of Directors should write to the Company’s Corporate Secretary, c/o ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, Minnesota 56623.
Relevant communications will be distributed to any specified director or all directors depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews, organizes and distributes such communications to the full Board, the independent directors or one or more directors, as appropriate.
Compensation of Directors
Under the Company’s 2019 director compensation policy, the Company’s non-management directors receive an annual retainer of $56,250. If there are more than eight Board meetings during a calendar year

(exclusive of committee meetings), the Company’s non-management directors receive $2,500 for each additional in-person Board meeting attended and $1,000 for each telephonic meeting attended. The Chair of the Board also receives an additional annual retainer of $41,250. Chairs of the Audit and Finance, Compensation, and Nominating and Corporate Governance Committees also receive an additional annual retainer of $25,000, $20,000 and $15,000, respectively. Members of Audit and Finance, Compensation, Nominating and Corporate Governance (other than the Chair) receive an annual retainer of $12,500, $10,000 and $7,000, respectively.
In 2019, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, approved equity grants to non-employee directors. For the 2019 fiscal year, each incumbent non-employee director received an option to purchase 2,409 shares of the Company’s common stock, at an exercise price of $66.39 per share, the closing price of the Company’s common stock on the date of grant, and 1,991 shares of restricted common stock. In addition, for his services as Chairman of the Board, Robert E. Brown, Jr. received an additional option to purchase 718 shares of the Company’s common stock at an exercise price of $66.39 per share and 593 shares of restricted common stock. The option and restricted common stock vest on the first anniversary of the grant date. These grants are noted in the table below.
The Company is also obligated to indemnify its directors against certain expenses in certain circumstances under Delaware law and pursuant to the Company’s governance documents.
The following table sets forth certain information with respect to the compensation paid or awarded by the Company to its non-management directors for the fiscal year ended December 31, 2019.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert E. Brown, Jr.(2)	$109,993	$171,552	$122,109	$—	$—	$—	$403,654
Thomas Haughey	$89,025	$132,182	$94,071	$—	$—	$—	$315,279
David B. Nash, M.D., M.B.A.(2)	$74,174	$132,182	$94,071	$—	$—	$—	$300,428
Thomas A. Penn(2)	$83,432	$132,182	$94,071	$—	$—	$—	$309,686
Patrick D. Walsh(2)	$77,081	$132,182	$94,071	$—	$—	$—	$303,335

(1)
The amounts shown for stock and option awards relate to awards granted under the Company’s Fifth Amended and Restated 2008 Stock Incentive Plan (“2008 Plan”). The dollar amounts shown in these columns do not reflect cash actually received by the directors, but instead represent the aggregate grant-date fair value of equity calculated in accordance with FASB ASC Topic 718. See Note 10 to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for further information about the assumptions underlying the calculations made with respect to the restricted stock and option grants noted in this table. The option vests on the first anniversary of the grant date.

(2)
Cash compensation payable to Mr. Brown and Mr. Penn for their services on the Board is remitted directly to their employer, MVP Management Company. Cash compensation payable to Dr. Nash for his services on the Board is remitted directly to his employer, Thomas Jefferson University. Cash compensation payable to Mr. Walsh for his services on the Board is remitted directly to Diligence Team, LLC.

Equity Compensation Plan Information
The following table summarizes the securities authorized for issuance under the 2008 Plan as of December 31, 2019:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights(1) (a)	Weighted Average Exercise Price of Outstanding Options and Rights(1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2) (excluding securities reflected under column (a)) (c)
Equity compensation plans approved by Stockholders:
Fifth Amended and Restated 2008 Stock Incentive Plan	949,136	$43.22	354,030
Equity compensation plans not approved by Stockholders	—	—	—
Total	949,136	$43.22	354,030

(1)
Represents options and restricted shares.

(2)
The number of shares reserved for issuance under the 2008 Plan is also subject to adjustment in the event of a share split, share dividend, or other change in the Company’s capitalization. Generally, awards that are forfeited or canceled under the 2008 Plan will be available for future grants.

EXECUTIVE OFFICERS
The Company’s current officers are the following officers:
Arthur S. Przybyl, 63, has served as a director, President, and Chief Executive Officer of the Company since June 2013 and had joined ANIP in March 2009 as President and Chief Executive Officer. Mr. Przybyl is an experienced healthcare executive in a career that spans over 25 years and includes the management of both specialty pharmaceutical and medical device companies. From August 2002 through January 2009, Mr. Przybyl served as President and Chief Executive Officer of Akorn, Inc., a NASDAQ-listed specialty pharmaceutical company that manufactures and markets ophthalmic, liquid and lyophilized injectable, and vaccine drug products. Prior to Akorn, Mr. Przybyl was President of privately-held company Hearing Innovations, Inc. and President and Chief Operating Officer of NASDAQ-listed company Bioject, Inc., both of which are medical device companies. During his career, Mr. Przybyl has held several sales and marketing management positions, including Senior Vice President, Sales and Marketing for International Medication Systems, Inc. and Director, Corporate Marketing and National Accounts for LyphoMed, Inc., both specialty pharmaceutical companies.
As previously announced, Mr. Przybyl will depart as President and Chief Executive Officer on May 10, 2020. The Board has retained a nationally recognized executive search firm to lead the search for a new President and Chief Executive Officer.
Stephen P. Carey, 50, has been the Company’s Vice President, Finance and Chief Financial Officer since May 2016. From June 2007 to October 2015, Mr. Carey held various executive financial positions at Par Pharmaceutical Companies, Inc., including Senior Vice President, Controller and Principal Accounting Officer. Prior to that, Mr. Carey held various financial and accounting positions at Schering-Plough Corporation. Mr. Carey has over 25 years of experience as a financial executive, 20 of which are in the pharmaceutical industry. Mr. Carey began his career at PricewaterhouseCoopers. Mr. Carey graduated from Montclair State University with a B.S. degree in Accounting.
James G. Marken, 57, been the Company’s Senior Vice President, Operations and Product Development since May 2016. Mr. Marken joined ANIP in March 2007 as General Manager of the Minnesota facilities and served as ANIP’s Vice President, Operations and Product Development from March 2009 until June 2013 when he became the Company’s Vice President, Operations. As Senior Vice President, Operations and Product Development, Mr. Marken has been principally responsible for the following areas: manufacturing, packaging, engineering/maintenance, purchasing, warehousing and product development. Mr. Marken brings over 30 years of pharmaceutical industry experience to the Company. Prior to joining ANIP in March 2007, he worked for Solvay Pharmaceuticals as plant manager and in various departments including quality control, validation and manufacturing. Mr. Marken holds a B.S. degree in Chemistry from Bemidji State University.
Robert W. Schrepfer, 48, has been the Company’s Senior Vice President of New Business Development and Specialty Sales since May 2016. Prior to that, Mr. Schrepfer served as the Company’s Vice President of New Business Development and Contract Manufacturing since August 2013. From 2005 to 2013, Mr. Schrepfer served as Assistant Portfolio Manager at Healthcare Value Capital, LLC, an SEC-registered healthcare investment firm. Mr. Schrepfer co-managed the firm’s private equity portfolio and oversaw investments in healthcare services, devices and specialty pharmaceuticals. Between 2003 and 2005, Mr. Schrepfer was Managing Director at Bear Stearns & Co. Inc., providing sell side research coverage of the pharmaceuticals industry. Mr. Schrepfer served as Clinical Director and Director of Outcomes and Research at the Centers for Aquatic Rehabilitation from 1997 to 2001. Mr. Schrepfer received an M.B.A. in Finance and Health Sector Management from Duke University, an M.S. in Physical Therapy from the University of Indianapolis, and a B.A. degree from the University of Kansas. He is currently a member of the Alumni Council for the Fuqua School of Business at Duke University.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis (“CD&A”) explains the Company’s compensation program philosophy, structure, and decision-making process for 2019 with respect to the Company’s named executive officers (“NEOs”) in the positions in which they served for the fiscal year ended December 31, 2019.
•
Arthur S. Przybyl — President and Chief Executive Officer

•
Stephen P. Carey — Vice President, Finance and Chief Financial Officer

•
James G. Marken — Senior Vice President, Operations and Product Development

•
Robert W. Schrepfer — Senior Vice President, New Business Development and Specialty Sales

Overview
The pharmaceutical industry is very competitive, and the Company faces competition from U.S. and foreign manufacturers, many of whom have greater financial resources than ANI. Therefore, the Company’s long-term success requires that it be resourceful, efficient, and flexible. The Company’s executive compensation program is designed with those characteristics in mind to successfully attract, retain, and motivate the best possible talent to foster its business success and to reward its executives for performance that drives value for its stockholders.
In recent years, the Company’s operations have increased significantly, by both organic growth and through acquisitions. To achieve its long-term goals, the Company needs to be efficient with its resources and capital and maintain flexibility with respect to all aspects of its business, including executive compensation. For these reasons, the Company’s management and the Compensation Committee have not adopted standard policies, guidelines, or timelines for awarding base-salary increases, cash bonuses, and long-term equity-based compensation, or other aspects of executive compensation. Nor has the Compensation Committee established formal policies or complex formulas for allocating total executive compensation among the different components. Instead, the Compensation Committee believes it is important to have a compensation philosophy that preserves flexibility to exercise its discretion and not overly constrain the Company by rigid policies or formulas.
Compensation Philosophy and Objectives
The Compensation Committee generally reviews management’s compensation recommendations in comparison with compensation programs of designated peer companies, with further adjustments as it deems appropriate to take into account the individual and collective performance of management and progress toward or achievement of important company goals that it believes could increase stockholder value. The Compensation Committee also factors into its decisions such other considerations as changing business conditions, the Company’s cash resources, and overall market conditions. In exercising its discretion, the Compensation Committee also remains committed to the principle that executives should be rewarded for performance that increases stockholder value.
The Compensation Committee recognizes the importance of providing competitive total compensation packages to attract, retain, and motivate qualified executives, ensure that executives are rewarded for success, while also conserving resources. For example, although the Compensation Committee assesses peer companies to gain an understanding of relative levels of executive compensation in our industry, it does not follow any fixed, pre-determined benchmark but instead adjusts for the factors we described above, individual performance and qualities, and the totality of the circumstances and information available to the Compensation Committee.
In reviewing and determining 2019 compensation, the Compensation Committee engaged Radford as its independent executive compensation consultant to inform and guide the Compensation Committee in its 2019 executive compensation analysis and determinations. While historically, the Compensation Committee aims to set executive compensation at-or-near the 50th percentile of peer companies, in consultation with

Radford and the factors described below, the Compensation Committee determined to set 2019 executive compensation at-or-near the 75th percentile of peer companies. The Compensation Committee believes paying above-average compensation for strong performance is critical for attracting and retaining the qualified executives needed to achieve the Company’s business objectives.
Among the factors that the Compensation Committee considered in determining that the 75th percentile is an appropriate level to target were:
•
the Company’s emergence as a leader in the specialty pharmaceuticals industry;

•
strong shareholder returns achieved, especially compared against peer companies within the industry;

•
the amount of responsibilities of the Company’s lean executive team; and

•
the market for executive talent in the industry is highly competitive.

The compensation paid to our named executive officers in 2019 reflected the Company’s primary compensation objectives of:
•
Providing a competitive total compensation package to enable us to attract, retain, and motivate qualified executives;

•
Aligning compensation decisions with stockholder interests by tying executive compensation to attainment of goals and milestones that create stockholder value and enhance the long-term success of our business (i.e., pay for performance);

•
Creating a direct link between stockholder and management interests by compensating executives with equity ownership; and

•
Allowing the Compensation Committee to retain significant discretion to set and adjust named executive officer compensation based on facts and circumstances unique to the Company during any given year.

As discussed below, the Company’s executive compensation program for 2019 was intended to strike a balance among three primary components of base salary, cash bonuses, and long-term equity incentive compensation in order to best achieve its compensation objectives and drive the Company’s performance.
Compensation Component	Primary Purposes	Basic Design
Base Salary	To attract and retain talented executives and to reward their scope of responsibilities, experience and industry knowledge	Fixed cash compensation, may be adjusted annually by the Board at the recommendation of the Compensation Committee
Annual Bonus	To motivate and reward executives to achieve or exceed the Company’s goals	Target bonus is set as percentage of base salary, payable in cash
	To foster accountability for continued performance	No minimum guaranteed payout; bonuses are approved by the Board at the recommendation of the Compensation Committee
The Board has discretion to award bonuses beyond the target to reward extraordinary performance upon recommendation by the Compensation Committee

Compensation Component	Primary Purposes	Basic Design
Long-Term Equity Awards	To motivate executives to drive performance	Consists of restricted stock and option-based awards, vesting over four years in equal annual increments
	To foster accountability for continued performance	No minimum guaranteed payout, and long-term equity is awarded at the discretion of the Board upon recommendation by the Compensation Committee
To align compensation with long-term stockholder growth
Process for Determining Executive Compensation
Peer Group Assessment
The Compensation Committee is responsible for, among other things, oversight of all aspects of executive compensation. In 2019, the Compensation Committee engaged Radford as its independent executive compensation consultant to inform and guide the Compensation Committee in its 2019 executive compensation analysis and determinations. Radford does not provide any other services to the Company. In addition, the Company conducted a review of the Committee’s relationship with its compensation consultant and did not identify any conflicts of interest.
Radford performed an analysis of a group of 15 peer companies. The 2019 peer group consisted of the following companies: Acorda Therapeutics, Akorn Pharmaceuticals, AMAG Pharmaceuticals, Amphastar Pharmaceuticals, Assertio Therapeutics, Collegium Pharmaceutical, Eagle Pharmaceuticals, Lannett Company, Ligand Pharmaceuticals, Momenta Pharmaceuticals, Retrophin, Spectrum Pharmaceuticals, Supernus Pharmaceuticals, Therapeutics MD and Vanda Pharmaceuticals.
In addition, Radford also compared the Company’s executive compensation program with the Radford Global Life Sciences Survey (which provides data concerning cash and long-term compensation paid to executives in the life sciences industry). The Radford Global Life Sciences Survey reviews 14 public biopharmaceutical companies with net revenue between $75 million to $900 million, and market capitalization under $1.9 billion. Radford blended equally a subset of the 15 peer companies with the Radford Global Life Sciences Survey, and assessed each component of the Company’s executive compensation program — base salary, annual bonus, total short term incentives (base salary plus annual bonus), long-term equity awards, and total compensation. Radford presented its analysis and provided its commentary on the Company’s executive compensation program to the Compensation Committee for the Compensation Committee’s consideration.
Internal Evaluations
The Compensation Committee receives and considers in its discussions detailed data and other information prepared by management. Among other things, the Compensation Committee reviewed the Company’s financial performance during 2019, the quantity and quality of the Company’s product launches in the past year, the success of various product acquisitions, the Company’ stock price, the Company’s overall business operations and market conditions. It also considers the recommendations of management in establishing compensation policies and in setting the amount of and the form of compensation paid to executives. Management also develops certain metrics for consideration by the Compensation Committee, including the rate at which we have issued options over recent years, the allocation of equity awards among all of our employee groups, the weighted-average exercise price of outstanding options for each executive, and other data reflective of the value of the elements of long-term executive compensation.
For each named executive officer other than the Chief Executive Officer, the Chief Executive Officer makes a recommendation to the Compensation Committee based on internal management reviews and discussions. The Compensation Committee conducts an independent review with respect to the Chief

Executive Officer’s compensation. The Compensation Committee then considers all factors that it deems relevant before making its recommendations on executive compensation to the Board, which is responsible for the final approval of executive compensation. The Company’s Chief Executive Officer is not present in any discussions relating to his compensation and abstains from voting on all matters relating to his compensation.
In making its recommendations to the Board, the Compensation Committee assessed base salary levels, bonus targets, equity ranges and structures, and other significant aspects of executive compensation of each of the identified peer companies. The Compensation Committee used this data to help inform and validate decisions related to the Company’s executive compensation and agreements related to such executive compensation generally.
Named Executive Officer Compensation
Arthur S. Przybyl — President and Chief Executive Officer.   The Board, upon the recommendation of the Compensation Committee, set Mr. Przybyl’s 2019 base salary at $781,500. On March 28, 2019, Mr. Przybyl was granted an option to purchase 45,106 shares of the Company’s common stock at an exercise price of $66.39 per share, the closing price of the Company’s common stock on the date of grant. The option vests in equal annual installments on the first, second, third and fourth anniversaries of the grant date and is scheduled to expire on March 27, 2029. On the same day, Mr. Przybyl was also granted 37,280 shares of restricted common stock, which vest in equal annual installments on the first, second, third and fourth anniversaries of the date of grant. For fiscal 2019, on February 14, 2020, Mr. Przybyl received a cash bonus of $703,350, which was 100% of the target bonus of 90% of his base salary for 2019.
Stephen P. Carey — Vice President, Finance and Chief Financial Officer.   The Board, upon the recommendation of the Compensation Committee and the Company’s Chief Executive Officer, set Mr. Carey’s 2019 base salary at $458,400. On March 28, 2019, Mr. Carey was granted an option to purchase 15,064 shares of the Company’s common stock at an exercise price of $66.39 per share, the closing price of the Company’s common stock on the date of grant. The option vests in equal annual installments on the first, second, third and fourth anniversaries of the grant date and is scheduled to expire on March 27, 2029. On the same day, Mr. Carey was also granted 12,451 shares of restricted common stock, which vest in equal annual installments on the first, second, third and fourth anniversaries of the date of grant. For fiscal 2019, on February 14, 2020, Mr. Carey received a cash bonus of $252,120, which was 100% of the target bonus of 55% of his base salary for 2019.
James G. Marken — Senior Vice President, Operations and Product Development.   The Board, upon the recommendation of the Compensation Committee and the Company’s Chief Executive Officer, set Mr. Marken’s 2019 base salary at $412,000. On March 28, 2019, Mr. Marken was granted an option to purchase 8,285 shares of the Company’s common stock at an exercise price of $66.39 per share, the closing price of the Company’s common stock on the date of grant. The option vests in equal annual installments on the first, second, third and fourth anniversaries of the grant date and is scheduled to expire on March 27, 2029. On the same day, Mr. Marken was also granted 6,848 shares of restricted common stock, which vest in equal annual installments on the first, second, third and fourth anniversaries of the date of grant. For fiscal 2019, on February 14, 2020, Mr. Marken received a cash bonus of $185,400, which was 100% of the target bonus of 45% of his base salary for 2019.
Robert W. Schrepfer — Senior Vice President, New Business Development and Specialty Sales.   The Board, upon the recommendation of the Compensation Committee and the Company’s Chief Executive Officer, set Mr. Schrepfer’s 2019 base salary at $458,400. On March 28, 2019, Mr. Schrepfer was granted an option to purchase 15,064 shares of the Company’s common stock at an exercise price of $66.39 per share, the closing price of the Company’s common stock on the date of grant. The option vests in equal annual installments on the first, second, third and fourth anniversaries of the grant date and is scheduled to expire on March 27, 2029. On the same day, Mr. Schrepfer was also granted 12,451 shares of restricted common stock, which vest in equal annual installments on the first, second, third and fourth anniversaries of the date of grant. For fiscal 2019, on February 14, 2020, Mr. Schrepfer received a cash bonus of $252,120, which was 100% of the target bonus of 55% of his base salary for 2019.

Compensation Recovery Policy
We do not currently have a policy to attempt to recover discretionary cash bonus payments paid to our executive officers if the performance achievements or other facts and circumstances that informed such payments were to be restated or found not to have been as believed. However, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to material non-compliance with any financial reporting requirements under federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse the Company for any bonus or other incentive-based or equity-based compensation they receive.
Compensation Committee Interlocks and Insider Participation
In 2019, the members of our Compensation Committee were Mr. Penn, Mr. Haughey and Mr. Walsh. None of the members of our Compensation Committee in 2019 was at any time during 2019 or at any other time an officer or employee of the Company or any of its subsidiaries, and none had or have any relationships with the Company that are required to be disclosed under Item 404 of Regulation S-K. None of the Company’s executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2019.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis included in this Proxy Statement with management, and based upon this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K for the year ended December 31, 2019.
THE COMPENSATION COMMITTEE
Thomas A. Penn, Chair
Thomas Haughey
Patrick D. Walsh
Summary Compensation Table
The following table sets forth certain information with respect to the compensation paid or awarded by the Company to its named executive officers for the last three fiscal years.
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation	Total
Arthur S. Przybyl President, Chief Executive Officer and Director	2019	$776,767	$—	$2,475,019	$1,826,793	$703,350	$33,831 (4)	$5,815,760
	2018	$726,925	$—	$1,660,446	$1,104,928	$675,000	$30,634	$4,197,933
	2017	$647,270	$—	$1,175,863	$1,223,600	$506,250	$27,309	$3,580,292
Stephen P. Carey Vice President, Finance and Chief Financial Officer	2019	$456,877	$—	$826,622	$610,092	$252,120	$10,681 (5)	$2,156,392
	2018	$431,157	$—	$456,480	$301,344	$240,300	$9,469	$1,438,750
	2017	$389,233	$—	$328,004	$341,320	$180,000	$8,000	$1,246,557
James G. Marken Senior Vice President, Operations and Product Development	2019	$410,637	$—	$454,639	$335,542	$185,400	$12,548(6)	$1,398,766
	2018	$387,695	$—	$251,064	$166,367	$192,000	$12,463	$1,009,589
	2017	$353,342	$—	$179,474	$186,760	$144,000	$11,919	$875,495
Robert W. Schrepfer Senior Vice President, New Business Development and Specialty Sales	2019	$456,877	$—	$826,622	$610,092	$252,120	$15,264(7)	$2,160,975
	2018	$431,159	$—	$456,480	$301,344	$240,300	$14,873	$1,444,156
	2017	$385,504	$—	$328,004	$341,320	$180,000	$10,497	$1,245,325

(1)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of actual gains from previously granted equity awards. The grant date fair value of each award is measured based on the closing price of the Company’s common stock on the date of grant.

(2)
Amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of actual gains from previously granted equity awards. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes option pricing model.

(3)
Represents $100%, 120%, and 100%, respectively, of the targeted cash incentive opportunity paid in respect of achievement of the fiscal year ended December 31, 2019, 2018 and 2017 key performance targets.

(4)
Represents (i) the amount of the annual car allowance in the amount of $10,000 that Mr. Przybyl is entitled to under his employment agreement with the Company and (ii) $23,831 in 401(k) matching contribution by the Company.

(5)
Represents $10,681 in 401(k) matching contribution by the Company.

(6)
Represents $12,548 in 401(k) matching contribution by the Company.

(7)
Represents $15,264 in 401(k) matching contribution by the Company.

Grants of Plan-Based Awards
The following table sets forth information regarding each grant of an award made to each named executive officer for the fiscal year ended December 31, 2019.
Name	Approval Date or Grant Date	Payouts Under Non-Equity Incentive Plan Awards Target ($)(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Arthur S. Przybyl	03/28/2019		37,280	—	—	$2,475,019
	03/28/2019		—	45,106	66.39	1,826,793
	03/28/2019	$703,350
Stephen P. Carey	03/28/2019		12,451	—	—	$826,622
	03/28/2019		—	15,064	66.39	610,092
	03/28/2019	$252,120
James G. Marken	03/28/2019		6,848	—	—	$454,639
	03/28/2019		—	8,285	66.39	$335,542
	03/28/2019	$185,400
Robert W. Schrepfer	03/28/2019		12,451	—	—	$826,622
	03/28/2019		—	15,064	66.39	$610,092
	03/28/2019	$252,120

(1)
This column sets forth the target cash bonus amount for each NEO for the year ended December 31, 2019. There are no thresholds or maximum bonus amounts for each individual officer. Target bonuses were set as a percentage of each NEO’s base salary earned for the fiscal year ended December 31, 2019 and were 90% for Mr. Przybyl, 55% for each of Messrs. Carey and Schrepfer, and 45% for Mr. Marken. The dollar value of the actual bonus award earned for the year ended December 31, 2019 for each NEO is set forth in the Summary Compensation Table above. As such, the amounts set forth in this column do not represent additional compensation earned by the NEOs for the year ended December 31, 2019.

Option Exercises and Stock Vested Table
The following table sets forth information regarding the vesting and exercise of stock awards and stock options during the fiscal year ended December 31, 2019 for each named executive officer on an aggregated basis.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Arthur S. Przybyl	27,625	$1,754,903	21,650	$1,157,001
Stephen P. Carey	—	$—	3,656	$196,109
James G. Marken	—	$—	2,850	$152,425
Robert W. Schrepfer	11,796	$760,168	5,594	$295,862

Outstanding Equity Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Arthur S. Przybyl	30,000	—	—	$68.71	4/15/2025	—	—
	9,375	9,375(2)	—	$40.59	4/6/2026	—	—
	11,875	23,750(3)	—	$49.51	3/30/2027	—	—
	8,800	26,400(4)	—	$57.06	4/5/2028	—	—
	—	45,106(6)	—	$66.39	3/27/2029	—	—
	—	—	—	—	—	4,688	$289,109
	—	—	—	—	—	11,876	$732,393
	—	—	—	—	—	21,825	$1,345,948
	—	—	—	—	—	37,280	$2,299,058
Stephen P. Carey	37,500	12,500(5)	—	$46.49	5/5/2026	—	—
	6,624	6,626(3)	—	$49.51	3/30/2027	—	—
	2,400	7,200(4)	—	$57.06	4/5/2028	—	—
	—	15,064(6)	—	$66.39	3/27/2029	—	—
	—	—	—	—	—	3,313	$204,313
	—	—	—	—	—	6,000	$370,020
	—	—	—	—	—	12,451	$767,853
James G. Marken	42	—	—	$33.00	3/31/2024	—	—
	3,000	—	—	$68.71	4/15/2025	—	—
	2,812	938(2)	—	$40.59	4/6/2026	—	—
	3,624	3,626(3)	—	$49.51	3/30/2027	—	—
	1,325	3,975(4)	—	$57.06	4/5/2028	—	—
	—	8,285(6)	—	$66.39	3/27/2029	—	—
	—	—	—	—	—	469	$28,923
	—	—	—	—	—	1,813	$111,808
	—	—	—	—	—	3,300	$203,511
	—	—	—	—	—	6,848	$422,316
Robert Schrepfer	3,846	—	—	$33.00	3/31/2024	—	—
	608	—	—	$28.76	8/19/2024	—	—
	6,000	—	—	$68.71	4/15/2025	—	—
	7,125	2,375(2)	—	$40.59	4/6/2026	—	—
	6,624	6,626(3)	—	$49.51	3/30/2027	—	—
	2,400	7,200(4)	—	$57.06	4/5/2028	—	—
	—	15,064(6)	—	$66.39	3/27/2029	—	—
	—	—	—	—	—	1,188	$73,264
	—	—	—	—	—	3,313	$204,313
	—	—	—	—	—	6,000	$370,020
						12,451	$767,853

(1)
The closing market price of the Company’s common stock on December 31, 2019 was $61.67.

(2)
Such option vests on April 7, 2020.

(3)
Such option vests in two equal installments on March 31, 2020 and March 31, 2021.

(4)
Such option vests in three equal installments on April 6, 2020, April 6, 2021 and April 6, 2022.

(5)
Such option vests on May 6, 2020.

(6)
Such option vests in four equal installments on March 28, 2020, March 28, 2021, March 28, 2022 and March 28, 2023.

Executive Employment Agreements
In January 2020, the Company entered into employment agreements with each of the NEOs. Prior to that time, the Company was the only company in the 2019 Radford peer group that did not have employment agreements with named executive officers. The Company’s employment agreements memorializes many aspects of executive compensation that were already approved by the Compensation Committee and the Board. Therefore, there were no increase in base salary or target bonus made in conjunction with the employment agreements. Furthermore, the potential payment of tax gross up payments in the event of a “double trigger” as described below was a practice that had already been established in November 2017 in connection with the Company’s change in control severance agreements with the NEOs. The Compensation Committee and the Board, in consultation with Radford, supported and approved the Company’s change in control severance agreement with named executive officers.
Arthur S. Przybyl
The Company entered into an employment agreement with Mr. Przybyl on January 17, 2020. Under the agreement, Mr. Przybyl’s annual base salary is $781,500. In addition to his salary, Mr. Przybyl’s agreement provides him with an automobile allowance of $10,000 per year, payable in equal monthly installments. Mr. Przybyl is also eligible for an annual cash bonus, the target of which is 90 percent of his base salary, based on the achievement of certain individual and corporate objectives, as determined by the Board.
Under his employment agreement, if Mr. Przybyl’s employment is terminated by the Company “Without Good Cause” or by Mr. Przybyl for “Good Reason” (as such terms are defined in his employment agreement), Mr. Przybyl will be entitled to (a) his base salary for the period of 24 months from the date of termination, (b) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Przybyl’s behalf and that of his eligible dependents immediately preceding the date that Mr. Przybyl’s employment terminates until the earlier of (i) 18 months following the date of termination and (ii) that date that Mr. Przybyl and his eligible dependents become ineligible for COBRA coverage, (c) if termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Przybyl is terminated, (d) lump sum cash payments equal to Mr. Przybyl’s annual target bonus amount, payable on the first payroll date following each of the next two years from the date of termination, and (e) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Przybyl that are not fully vested at the time of the termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.
Under his employment agreement, if Mr. Przybyl’s employment is terminated under conditions that meet the “Change of Control Conditions” (as defined in his employment agreement), Mr. Przybyl would be entitled to receive (a) his base salary for 36 months, (b) a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Przybyl is terminated, and lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next three years from the date of termination, (c) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Przybyl’s behalf and that of his eligible dependents immediately preceding the date that Mr. Przybyl’s employment terminates until the earlier of (i) 36 months following the date of termination and (ii) that date that Mr. Przybyl and his eligible dependents become ineligible for COBRA coverage, (d) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Przybyl that are not fully vested at the time of the termination will immediately accelerate and vest in full, and (e) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Internal Revenue Code.
As previously announced, Mr. Przybyl will depart as President and Chief Executive Officer on May 10, 2020 (such date, the “Termination Date”). Mr. Przybyl will continue with his current duties under his employment terms until the Termination Date and thereafter will receive severance benefits in accordance with a termination by the Company “Without Good Cause” as described above in exchange for a general release of claims in favor of the Company and his compliance with the restrictive covenants set forth in his employment agreement.

Stephen P. Carey
Mr. Carey serves as the Company’s Vice President, Finance and Chief Financial Officer. The Company entered into an employment agreement with Mr. Carey on January 17, 2020. Under the agreement, Mr. Carey’s annual base salary is $458,400. Mr. Carey is eligible for an annual cash bonus, the target of which is 55 percent of his base salary, based on the achievement of certain individual and corporate objectives, as determined by the Board.
Under his employment agreement, if Mr. Carey’s employment is terminated by the Company “Without Good Cause” or by Mr. Carey for “Good Reason” (as such terms are defined in his employment agreement), Mr. Carey will be entitled to (a) his base salary for the period of 12 months from the date of termination, (b) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Carey’s behalf and that of his eligible dependents immediately preceding the date that Mr. Carey’s employment terminates until the earlier of (i) 12 months following the date of termination and (ii) that date that Mr. Carey and his eligible dependents become ineligible for COBRA coverage, (c) if termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Carey is terminated, (d) a lump sum cash payment equal to Mr. Carey’s annual target bonus amount, payable on the first payroll date following the next year from the date of termination, and (e) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Carey that are not fully vested at the time of the termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.
Under his employment agreement, if Mr. Carey’s employment is terminated under conditions that meet the “Change of Control Conditions” (as defined in his employment agreement), Mr. Carey would be entitled to receive (a) his base salary for 24 months, (b) a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Carey is terminated, and lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next two years from the date of termination, (c) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Carey’s behalf and that of his eligible dependents immediately preceding the date that Mr. Carey’s employment terminates until the earlier of (i) 24 months following the date of termination and (ii) that date that Mr. Carey and his eligible dependents become ineligible for COBRA coverage, (d) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Carey that are not fully vested at the time of the termination will immediately accelerate and vest in full, and (e) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Internal Revenue Code.
James G. Marken
Mr. Marken serves as the Company’s Senior Vice President, Operations and Product Development. The Company entered into an employment agreement with Mr. Marken on January 17, 2020. Under the agreement, Mr. Marken’s annual base salary is $412,000. Mr. Marken is eligible for an annual cash bonus, the target of which is 45 percent of his base salary, based on the achievement of certain individual and corporate objectives, as determined by the Board.
Under his employment agreement, if Mr. Marken’s employment is terminated by the Company “Without Good Cause” or by Mr. Marken for “Good Reason” (as such terms are defined in his employment agreement), Mr. Marken will be entitled to (a) his base salary for the period of 12 months from the date of termination, (b) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Marken’s behalf and that of his eligible dependents immediately preceding the date that Mr. Marken’s employment terminates until the earlier of (i) 12 months following the date of termination and (ii) that date that Mr. Marken and his eligible dependents become ineligible for COBRA coverage, (c) if termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Marken is terminated, (d) a lump sum cash payment equal to Mr. Marken’s annual target bonus amount, payable on the first payroll date following the next year from the date of termination, and (e) any options to purchase shares of the

Company’s common stock or shares of restricted stock of the Company held by Mr. Marken that are not fully vested at the time of the termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.
Under his employment agreement, if Mr. Marken’s employment is terminated under conditions that meet the “Change of Control Conditions” (as defined in his employment agreement), Mr. Marken would be entitled to receive (a) his base salary for 24 months, (b) a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Marken is terminated, and lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next two years from the date of termination, (c) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Marken’s behalf and that of his eligible dependents immediately preceding the date that Mr. Marken’s employment terminates until the earlier of (i) 24 months following the date of termination and (ii) that date that Mr. Marken and his eligible dependents become ineligible for COBRA coverage, (d) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Marken that are not fully vested at the time of the termination will immediately accelerate and vest in full, and (e) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Internal Revenue Code.
Robert W. Schrepfer
Mr. Schrepfer serves as the Company’s Senior Vice President, New Business Development and Specialty Sales. The Company entered into an employment agreement with Mr. Schrepfer on January 17, 2020. Under the agreement, Mr. Schrepfer’s annual base salary is $458,000. Mr. Schrepfer is eligible for an annual cash bonus, the target of which is 55 percent of his base salary, based on the achievement of certain individual and corporate objectives, as determined by the Board.
Under his employment agreement, if Mr. Schrepfer’s employment is terminated by the Company “Without Good Cause” or by Mr. Schrepfer for “Good Reason” (as such terms are defined in his employment agreement), Mr. Schrepfer will be entitled to (a) his base salary for the period of 12 months from the date of termination, (b) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Schrepfer’s behalf and that of his eligible dependents immediately preceding the date that Mr. Schrepfer’s employment terminates until the earlier of (i) 12 months following the date of termination and (ii) that date that Mr. Schrepfer and his eligible dependents become ineligible for COBRA coverage, (c) if termination occurs after June 30th in any calendar year, a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Schrepfer is terminated, (d) a lump sum cash payment equal to Mr. Schrepfer’s annual target bonus amount, payable on the first payroll date following the next year from the date of termination, and (e) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Schrepfer that are not fully vested at the time of the termination will immediately accelerate and vest in full, and such options shall remain exercisable through the expiration date of such options.
Under his employment agreement, if Mr. Schrepfer’s employment is terminated under conditions that meet the “Change of Control Conditions” (as defined in his employment agreement), Mr. Schrepfer would be entitled to receive (a) his base salary for 24 months, (b) a lump sum cash payment equal to the pro-rated annual target bonus for the fiscal year during which Mr. Schrepfer is terminated, and lump sum cash payments equal to his target annual bonus payable on the first payroll date following each of the next two years from the date of termination, (c) reimbursements equal to the portion of the monthly health premiums paid by the Company on Mr. Schrepfer’s behalf and that of his eligible dependents immediately preceding the date that Mr. Schrepfer’s employment terminates until the earlier of (i) 24 months following the date of termination and (ii) that date that Mr. Schrepfer and his eligible dependents become ineligible for COBRA coverage, (d) any options to purchase shares of the Company’s common stock or shares of restricted stock of the Company held by Mr. Schrepfer that are not fully vested at the time of the termination will immediately accelerate and vest in full, and (e) tax gross up payments in the event any payments are subject to the excise taxes imposed by Sections 280G and 4999 of the Internal Revenue Code.

Potential Payments Upon Termination or Change of Control
The following table sets forth the severance amount and the stated period for continued employee benefits to which each of the NEOs would be entitled upon termination without cause, for cause, with good reason, upon death, or upon disability or upon a termination upon change of control as of December 31, 2019, as set forth in the NEO’s change in control severance agreement in effect as of such date. Each of the NEOs entered into Employment Agreements on January 17, 2020, as described above. These employment agreements supersede the change in control severance agreements that were in effect as of December 31, 2019. The fair market values of acceleration of unvested share-based compensation (i.e. stock options and restricted stock) were calculated using the closing price of our common stock ($61.67) on December 31, 2019, which was the last trading day of the 2019 fiscal year. The “spread,” the difference between the fair market value of our common stock, and the option exercise price, was used for valuing the acceleration of unvested stock options.
Name	Base Salary Continuation	Annual Cash Bonus	Acceleration Of Unvested Stock Option Awards	Acceleration Of Unvested Restricted Stock	Insurance Benefit Continuation	Tax Gross Up	Other	Total
Arthur S. Przybyl
Without Cause	$781,500	$703,350	—	—	$16,211	—	—	$1,501,061
With Good Reason	—	—	—	—	—	—	—	—
Death	—	—	—	—	—	—	—	—
Disability	—	—	—	—	—	—	—	—
Change in Control	$2,344,500	$2,344,500	$608,129	$4,666,507	$48,633	—	$10,000	$10,022,269
Stephen P. Carey
Without Cause	$458,400	$—	—	—	$25,476	—	—	$483,876
With Good Reason	—	—	—	—	—	—	—	—
Death	—	—	—	—	—	—	—	—
Disability	—	—	—	—	—	—	—	—
Change in Control	$916,800	$687,600	$303,514	$1,342,185	$50,952	$1,155,473	$10,000	$4,466,524
James G. Marken
Without Cause	$412,000	$164,800	—	—	$25,476	—	—	$602,276
With Good Reason	$412,000	$164,800	—	—	$25,476	—	—	$602,276
Death	—	$164,800	—	—	—	—	—	$164,800
Disability	—	$164,800	—	—	$25,476	—	—	$190,276
Change in Control	$824,000	$494,400	$82,189	$766,558	$50,952	730,289	$10,000	$2,958,388
Robert W. Schrepfer
Without Cause	$458,400	—	—	—	$25,476	—	—	$483,876
With Good Reason	—	—	—	—	—	—	—	—
Death	—	—	—	—	—	—	—	—
Disability	—	—	—	—	—	—	—	—
Change in Control	$916,800	$618,840	$163,829	$1,415,449	$50,952	$—	$10,000	$3,175,870
Indemnification Agreements
The Company has entered into agreements with all of its directors and officers under which the Company is required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of the Company’s directors or officers. The Company will be obligated to pay these amounts only if the director or officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company. With respect to any criminal proceeding, the Company will be obligated to pay these amounts only if the director or officer had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

CEO Pay Ratio
We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create stockholder value. The Compensation Committee monitors the relationship between the compensation of our executive officers and our non-executive employees; however, the Compensation Committee does not view this ratio as a meaningful tool in evaluating the appropriateness of the CEO’s compensation, both on an internal and external basis.
Pursuant to SEC rules adopted according to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our principal executive officer to our median employee’s annual total compensation. Our principal executive officer is Arthur S. Przybyl, President and Chief Executive Officer.
As of December 31, 2019, the ratio of our CEO’s Total Compensation to the median employee’s Total Compensation is as follows:
Median Employee Total Compensation	$46,642
CEO’s Total Compensation	$5,815,760
Ratio of CEO to Median Employee Compensation	124.7 to 1
We determined our median employee for CEO Pay Ratio purposes in 2019 by preparing a ranked list of our entire employee population other than the CEO, all of whom are located within the United States and Canada, as of December 24, 2019, based on our payroll records by using the Medicare taxable wages for employees in the United States and the equivalent gross wages for employees in Canada. This list includes 358 employees, including approximately 15% of our total employees that were employed for only a partial year. For purposes of identifying the median employee, we did not annualize the compensation of partial year employees. As of December 24, 2019, we identified our median employee, and we calculated the median employee’s total compensation in the same manner as the “Total Compensation” shown for our CEO in the Summary Compensation Table. The pay ratio disclosed is a reasonable estimate calculated in a manner consistent and in compliance with the SEC CEO Pay Ratio disclosure rules. Although we identified a new median employee for our 2019 CEO Pay Ratio disclosure, in the future, we may choose to identify the median employee only once every three years if there has not been a change in its employee population or employee compensation arrangements that we reasonably believe would result in a significant change in the pay ratio disclosure, in accordance with the SEC’s rules.

OWNERSHIP OF THE COMPANY’S SECURITIES
Security Ownership of Certain Beneficial Owners and Management
The following tables set forth information as of April 10, 2020 with respect to the beneficial ownership of each class of the Company’s capital stock for:
•
Each person known to the Company to beneficially own more than five percent of any class of the Company’s voting securities;

•
Each of the Company’s directors;

•
Each of the Company’s named executive officers; and

•
All of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
The number of shares beneficially owned by a person includes shares subject to options and warrants held by that person that are currently exercisable or that become exercisable within 60 days of April 10, 2020. Percentage calculations are based on 12,329,884 shares of the Company’s common stock outstanding as of April 10, 2020 and 10,864 shares of class C special stock outstanding as of such date. Unless otherwise indicated in the notes below, the address for each of the Stockholders in the table below is c/o ANI Pharmaceuticals, Inc., 210 Main Street West, Baudette, Minnesota 56623.
Security Ownership of Certain Beneficial Owners
The following table sets forth, as of April 10, 2020, the name, address and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of shares of the Company’s common stock or class C special stock:
	Common Stock		Class C Special Stock
Name and Address	Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock (%)	Shares of Class C Special Stock Beneficially Owned(1)	Percentage of Outstanding Class C Special Stock (%)
Meridian Venture Partners II, L.P.(2)	2,219,259	18.0%	—	—
Black Rock, Inc.(3)	1,547,749	12.6%	—	—
Louis W. Sullivan, M.D.	—	—	2,777	25.6%
Hans Michael Jebsen(4)	—	—	2,777	25.6%
Angela Ho(5)	—	—	2,777	25.6%
Marcus Jebsen(6)	—	—	1,388	12.8%

(1)
Beneficial ownership is determined in accordance with rules of the SEC, and includes generally voting power and/or investment power with respect to securities. Shares of common stock and class C special stock subject to options or warrants currently exercisable, or exercisable within 60 days of April 10, 2020, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of common stock and class C special stock indicated. As of April 10, 2020, there were 12,365,920 shares of common stock issued, 12,329,884 shares of common stock outstanding and 10,864 shares of class C special stock issued and outstanding.

(2)
Meridian Venture Partners II GP, L.P. (“GP”) is the general partner of Meridian Venture Partners II, L.P. (“MVP II”), the record holder of the securities. Meridian Venture Partners II, Co. (“MVP Corp.”) is the general partner of GP. MVP Management Company d/b/a MVP Capital Partners, is the management company for MVP II and also renders financial and business advisory services to several of the companies in which MVP II has invested. MVP Management Company is described herein solely as a result of its affiliate relationship with MVP II, GP, MVP Corp. and Messrs. Brown and Penn. Robert E. Brown, Jr., a director of the Company, is the President, sole stockholder and sole director of MVP Corp., the sole stockholder, sole director and President of MVP Management Company, as well as a limited partner of GP and one of two principals of MVP II who are licensed by the Small Business Administration (“SBA”). SBA-licensed principals are charged with approving all investment-related decisions on behalf of small business investment companies licensed by the SBA, such as MVP II. Thomas A. Penn, a director of the Company, is a Vice President of MVP Corp., an employee of MVP Management Company, a limited partner of GP and one of the two SBA-licensed principals of MVP II. As such, GP, MVP Corp., Messrs. Brown and Penn may be deemed to share voting and dispositive power with respect to the shares that are held of record by MVP II. The business address for MVP II is 259 N. Radnor-Chester Road, Suite 130, Radnor, Pennsylvania 19087.

(3)
Based solely on Schedule 13G filed by BlackRock, Inc. on February 4, 2020. According to the Schedule 13G, the address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

(4)
The address of Hans Michael Jebsen is c/o Jebsen & Co. Ltd., 28/F Caroline Center, 28 Yun Ping Road, Causeway Bay, Hong Kong, China.

(5)
The address of Angela Ho is c/o Jet Asia Ltd., 39/F Shun Tak Center, 200 Connaught Road Central, Hong Kong, China.

(6)
The address of Marcus Jebsen is c/o MF Jebsen International Ltd., 24/F Caroline Centre, 28 Yun Ping Road, Causeway Bay, Hong Kong, China.

Security Ownership of Directors and Executive Officers
The following table sets forth certain information concerning beneficial ownership of shares of the Company’s common stock as of April 10, 2020, with respect to each of the Company’s directors and named executive officers and all of the Company’s directors and executive officers as a group. The addresses of those listed below are the same as that of the Company.
Name	Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock (%)
Robert E. Brown, Jr.(2)	2,263,741	18.7%
Thomas A. Penn(3)	2,248,877	18.6%
Arthur S. Przybyl(4)	291,685	2.4%
Stephen P. Carey(5)	131,648	*
Robert W. Schrepfer(6)	131,500	*
James G. Marken(7)	103,872	*
Thomas Haughey(8)	23,044	*
Patrick D. Walsh(9)	17,680	*
David B. Nash, M.D., M.B.A(10)	16,989	*
All directors and executive officers as a group (9 persons)	3,009,777	24.8%

*
Represents beneficial ownership of less than one percent.

(1)
Beneficial ownership is determined in accordance with rules of the SEC, and includes generally voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 10, 2020, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of the common stock indicated. As of April 10, 2020, there were 12,365,920 shares of common stock issued and 12,329,884 shares of common stock outstanding.
(2)
These shares include 2,219,259 shares of the Company’s common stock held by Meridian Venture Partners II GP, L.P. and options held by Mr. Brown to purchase 14,802 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020. See footnote (2) to the table above in section “Security Ownership of Certain Beneficial Owners.”

(3)
These shares include 2,219,259 shares of the Company’s common stock held by Meridian Venture Partners II GP, L.P. and options held by Mr. Penn to purchase 15,317 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020. See footnote (2) to the table above in section “Security Ownership of Certain Beneficial Owners.”

(4)
These shares include options to purchase 101,376 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020.

(5)
These shares include options to purchase 68,503 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020.

(6)
These shares include options to purchase 38,457 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020.

(7)
These shares include options to purchase 18,575 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020.

(8)
These shares include options to purchase 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020.

(9)
These shares include options to purchase 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020.

(10)
These shares include options to purchase 4,634 shares of the Company’s common stock currently exercisable or exercisable within 60 days of April 10, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company’s Board of Directors has delegated to the Audit and Finance Committee, pursuant to the terms of a written policy, the authority to review, approve and ratify related party transactions. If it is not feasible for the Audit and Finance Committee to take an action with respect to a proposed related party transaction, the Company’s Board or another committee of the Company’s Board, may approve or ratify it. No member of the Company’s Board or any committee may participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related party.
The Company’s policy defines a “related party transaction” as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) were, are or will be a participant and in which any related party had, has or will have a direct or indirect interest.
Prior to entering into or amending any related party transaction, the party involved must provide notice to the Company’s finance department of the facts and circumstances of the proposed transaction, including:
•
The related party’s relationship to the Company and his or her interest in the transaction;

•
The material facts of the proposed related party transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

•
The purpose and benefits of the proposed related party transaction with respect to the Company;

•
If applicable, the availability of other sources of comparable products or services; and

•
An assessment of whether the proposed related party transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

If the Company’s finance department determines the proposed transaction is a related party transaction and the amount involved will or may be expected to exceed $10,000 in any calendar year, the proposed transaction is submitted to the Audit and Finance Committee for its prior review and approval or ratification. In determining whether to approve or ratify a proposed related party transaction, the Audit and Finance Committee will consider, among other things, the following:
•
The purpose of the transaction;

•
The benefits of the transaction to the Company;

•
The impact on a director’s independence in the event the related party is a non-employee director, an immediate family member of a non-employee director or an entity in which a non-employee director is a partner, stockholder or executive officer;

•
The availability of other sources for comparable products or services;

•
The terms of the transaction; and

•
The terms available to unrelated third parties or to employees generally.

Related party transactions that involve $10,000 or less must be disclosed to the Audit and Finance Committee but are not required to be approved or ratified by the Audit and Finance Committee. The Company also produces quarterly reports to the Audit and Finance Committee of any amounts paid or payable to, or received or receivable from, any related party. These reports allow the Company to identify any related party transactions that were not previously approved or ratified. In that event, the transaction will be promptly submitted to the Audit and Finance Committee for consideration of all the relevant facts and circumstances, including those considered when a transaction is submitted for pre-approval. Under the Company’s policy, certain related party transactions as defined under the policy, such as certain transactions not requiring disclosure under the rules of the SEC, will be deemed to be pre-approved by the Audit and Finance Committee and will not be subject to these procedures.

There were no related party transactions for the Company during the fiscal year ended December 31, 2019, and as of the latest practicable date before the printing of this proxy statement, there were no related party transactions in 2020.
OTHER MATTERS
Householding
The SEC has adopted rules that permit companies and intermediaries, including brokers, banks and other nominee record holders, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those Stockholders. This process, which is commonly referred to as “householding,” is designed to reduce duplicative mailings and save significant printing and processing costs as well as natural resources.
The Company will deliver promptly to any Stockholder upon written or oral request, a separate copy of the proxy statement and annual report to a Stockholder at a shared address to which a single copy of the documents was delivered. A Stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a written request to ANI Pharmaceuticals, Inc., Attn: Investor Relations, 210 Main Street West, Baudette, Minnesota 56623. Stockholders can also obtain copies of the proxy statement and annual report on the Company’s website or on the SEC’s website. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future should contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all Stockholders at the shared address in the future.
Annual Report
The Notice Regarding the Availability of Proxy Materials provides an Internet website address where Stockholders can access electronic copies of the Company’s Annual Report for the year ended December 31, 2019, together with the other proxy materials. A copy of the Company’s Annual Report, including the financial statements included therein, is also available without charge by visiting the Company’s website, www.anipharmaceuticals.com, or upon written request to ANI Pharmaceuticals, Inc., Attn: Investor Relations, 210 Main Street West, Baudette, Minnesota 56623.
Stockholder Proposals
Stockholder proposals intended to be presented in the Company’s proxy materials relating to its next annual meeting of Stockholders must be received by the Company on or before December 24, 2020, unless the date of the annual meeting in 2021 is delayed by more than 30 calendar days from the first anniversary of the Virtual Annual Meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Any other Stockholder proposals to be presented at the Company’s next annual meeting of Stockholders must be given in writing to the Company’s Secretary and received at the Company’s principal executive offices not later than March 7, 2021, nor earlier than February 5, 2021; provided, however, that in the event that the annual meeting is not held within thirty calendar days before or after June 5, 2021, to be timely, notice by the Stockholder must be received not later than the close of business on the tenth calendar day following the date on which the first public announcement of the date of the annual meeting was made.
For a proposal to be presented at the annual meeting, the proposal must contain specific information required by the Company’s bylaws, a copy of which may be obtained by accessing the SEC’s EDGAR filing database at www.sec.gov, the Company’s website at www.anipharmaceuticals.com, or by writing to the Company’s Chief Financial Officer. If a proposal is not timely and properly made in accordance with the procedures set forth in the Company’s bylaws, it will be defective and may not be brought before the meeting. If the proposal nonetheless is brought before the annual meeting and the Chair of the annual meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Director Nominations
In accordance with procedures set forth in the Company’s bylaws, the Company’s Stockholders may propose nominees for election to the Company’s Board only after providing timely written notice to the Corporate Secretary. To be timely, a Stockholder’s notice in the case of a regular annual meeting must have been delivered to or mailed and received at the Company’s principal executive offices on or before March 7, 2021, but not earlier than February 5, 2021; provided, however, that in the event that the annual meeting is not held within thirty days before or after June 5, 2021, to be timely, notice by the Stockholder must be received not later than the close of business on the tenth day following the date on which the first public announcement of the date of the annual meeting was made. In the case of a special meeting of Stockholders called for the purpose of electing directors, to be timely a Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the tenth day following the date on which the first public announcement of the date of the special meeting was made.
The notice must set forth, among other things:
•
The nominee’s name, age, business address and residence address;

•
The nominee’s principal occupation or employment;

•
The class and number of shares of the Company’s capital stock which are beneficially owned by the nominee; and

•
Any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. The nominating and corporate governance committee will consider only those Stockholder recommendations whose submissions comply with these procedural requirements. The nominating and corporate governance committee will evaluate candidates recommended by Stockholders in the same manner as those recommended by others.
By Order of the Board of Directors,
Stephen P. Carey
Corporate Secretary, Vice President, Finance and Chief Financial Officer
April 23, 2020
Baudette, Minnesota

APPENDIX A
ANI PHARMACEUTICALS, INC. SIXTH AMENDED AND RESTATED 2008 INCENTIVE PLAN
(Amended on [           ], 2020)
1.
Purpose of Plan.

The purpose of the ANI Pharmaceuticals, Inc. Sixth Amended and Restated 2008 Stock Incentive Plan (this “Plan”) is to advance the interests of ANI Pharmaceuticals, Inc. (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified persons to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through opportunities for equity participation in the Company, and by rewarding such individuals who contribute to the achievement of the Company’s economic objectives.
2.
Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:
2.1
“Board” means the Board of Directors of the Company.

2.2
“Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3
“Cause” means “cause” as defined in any employment or other agreement or policy applicable to the Participant, or if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.

2.4
“Change in Control” means an event described in Section 14.1 of the Plan; provided, however, if under an Incentive Award that is subject to Section 409A of the Code, payment or settlement is triggered by a Change in Control, such that such payment or settlement would subject the Incentive Award to taxation under Section 409A of the Code, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such term is defined in Section 409A of the Code.

2.5
“Code” means the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder).

2.6
“Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.7
“Common Stock” means the common stock of the Company, par value $0.0001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8
“Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.9
“Effective Date” means June 5, 2020 or such later date as this Plan is approved by the Company’s stockholders.

2.10
“Eligible Recipients” means (a) for the purposes of granting Incentive Stock Options, all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and (b) for the purposes of granting Non-Statutory Stock Options and other Incentive Awards, all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary. Notwithstanding the foregoing, an Eligible Person shall also include any individual who is expected to become an employee of the Company or any Subsidiary or a non-employee director, consultant, advisor or independent contractor of the Company or any Subsidiary within a reasonable period of time after the grant of an Incentive Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Subsidiary within twelve (12) months after the date such Incentive Award is granted.

2.11
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12
“Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the closing sale price of the Common Stock at the end of the regular trading session, as reported by The NASDAQ Stock Market, The New York Stock Exchange, The American Stock Exchange or any national exchange on which the Common Stock is then listed or quoted (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or, the closing sale price as of such date at the end of the regular trading session, as reported by OTC Bulletin Board or the Pink Sheets LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Section 409A of the Code.

2.13
“Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Performance Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

2.14
“Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15
“Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16
“Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17
“Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18
“Performance Award” means a right granted to an Eligible Recipient pursuant to Section 10 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon achievement of specified performance objectives during a specified period. A Performance Award is also commonly referred to as a “performance unit.”

2.19
“Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise or vesting of such Incentive Award.

2.20
“Prior Plan Restatement” means any prior amendment and restatement of ANI Pharmaceuticals, Inc. 2008 Stock Plan.

2.21
“Restricted Stock Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that are subject to restrictions on transferability and/or a risk of forfeiture.

2.22
“Retirement” means termination of employment or service at age 55 or older and completion of at least ten years of continuous service.

2.23
“Securities Act” means the Securities Act of 1933, as amended.

2.24
“Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

2.25
“Stock Bonus” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 11 of the Plan.

2.26
“Stock Unit Award” means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive the Fair Market Value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified performance objectives. A Stock Unit Award when payable in shares of Common Stock is also commonly referred to as a “restricted stock unit.”

2.27
“Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee, provided the Company has a “controlling interest” in the Subsidiary as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

2.28
“Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.
Plan Administration.

3.1
The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and who are “independent” as required by the listing standards of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted). Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2
Authority of the Committee.

(a)
In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.
(b)
Subject to Section 3.2(d) of the Plan, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that (i) the amended or modified terms must otherwise be permitted by the Plan as then in effect, and may not subject any Participant to taxation under Section 409A of the Code and (ii) any Participant adversely affected by such amended or modified terms must have consented to such amendment or modification.

(c)
In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225, Income Statement or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including any performance objectives) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect, including the limitations in Section 3.2(a) and 3.2(b).

(d)
Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price; or (C) other Incentive Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d), Options and Stock Appreciation Rights will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

(e)
In addition to the authority of the Committee under Section 3.2(b) of the Plan and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee shall have no authority, however, to take action pursuant to this Section 3.2(e) of the Plan: (i) to reserve shares or grant Incentive Awards in excess of the limitations provided in Section 4.1 of the Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of the Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price in violation of Section 6.2 or 7.2 of the Plan, as the case may be; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the rules of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted). In addition, the Committee shall have no authority to grant any Incentive Award on or after April 10, 2020 that vests or becomes exercisable earlier than twelve months after such Incentive Award was granted; provided, however, that this minimum vesting condition shall not apply to (x) any Incentive Award that is outstanding on April 9, 2020, or (y) Incentive Awards granted on or after April 10, 2020 with respect to which the aggregate number of shares issuable pursuant to such Incentive Awards do not exceed 5% of the aggregate number of shares of Common Stock reserved for issuance under the Plan as of April 10, 2020 less the sum of the number of shares of Common Stock issued under the Plan prior to April 10, 2020 and the number of shares of Common Stock underlying Incentive Awards that were outstanding as of April 10, 2020 (collectively, “Exempted Awards”).
4.
Shares Available for Issuance.

4.1
Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:

(a)
3,100,000;

(b)
the number of shares of Common Stock subject to Incentive Awards granted under any Prior Plan Restatement that remain outstanding as of the Effective Date but only to the extent that such outstanding Incentive Awards are forfeited, expire or otherwise terminate without the issuance of such shares of Common Stock; and

(c)
the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity.

The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.
4.2
Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are potentially issuable pursuant to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. All shares so subtracted from the amount available under the Plan with respect to an Incentive Award (other than Incentive Awards granted pursuant to Section 4.1(c)) that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan; provided, however, that (i) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6.4(b) of the Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of the Plan will not again become available for issuance under the Plan; (ii) the full number of shares of Common Stock subject to a Stock Appreciation Right granted that are settled by the issuance of shares of Common Stock will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right, and will not again become available for issuance under the Plan; and (iii) shares withheld by the Company to pay the exercise price of any Incentive Award or satisfy any tax withholding obligation will not again become available for issuance under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares available for future grant of Incentive Awards. Subject to the foregoing, any shares of Common Stock related to Incentive Awards under this Plan or under any Prior Plan Restatement that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, or are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for Incentive Awards not involving shares, will be available again for grant under this Plan.
4.3
Adjustments to Shares and Incentive Awards. In the event that the Committee determines that any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar corporate transaction or change in the corporate structure or shares of the Company affects the Common Stock, such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided or made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and kind of securities or other property with respect to which Incentive Awards may be granted, (b) the number and kind of securities or property subject to outstanding Incentive Awards, and (c) the exercise price of outstanding Options and Stock Appreciation Rights or, if it deems it appropriate, the Committee may make provision for a cash payment to the holders of outstanding Incentive Awards. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or Stock Appreciation Rights to the extent that such adjustment would cause the Option or Stock Appreciation Rights (determined as if such Option or Stock Appreciation Right was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Participant to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

5.
Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.
6.
Options.

6.1
Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

6.2
Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under the Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.
6.3
Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more specified performance objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after ten (10) years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4 Payment of Exercise Price.
(a)
The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as further described in paragraph (b), below); or (iv) by a combination of such methods.

(b)
In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of the Plan.

(c)
Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.

6.5
Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Baudette, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.
Stock Appreciation Rights.

7.1
Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

7.2
Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under the Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.
7.3
Exercisability and Duration. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

7.4
Grants in Tandem with Options. Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, at the time of grant of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8.
Restricted Stock Awards.

8.1
Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified performance objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2
Rights as a Stockholder; Transferability. Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

8.3
Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

8.4
Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificate less book-entry stock account with the Company’s transfer agent.

9.
Stock Unit Awards.

An Eligible Recipient may be granted one or more Stock Unit Awards under the Plan, and such Stock Unit Awards will be subject to such terms and conditions, consistent with the other provisions of the

Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the payment, issuance, retention and/or vesting of such Stock Unit Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified performance objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.
10.
Performance Awards.

An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
11.
Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
12.
Effect of Termination of Employment or Other Service. The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, except to the extent that the Committee provides otherwise in an agreement evidencing an Incentive Award at the time of grant or determines pursuant to Section 12.3 of the Plan.

12.1
Termination Due to Death, Disability or Retirement. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)
All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

(b)
All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)
All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

12.2
Termination for Reasons Other than Death, Disability or Retirement. Subject to Section 12.4 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

(a)
All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b)
All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)
All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

12.3
Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 12, upon a Participant’s termination of employment or other service with the Company and all

Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Stock Unit Awards, Performance Awards or Stock Bonuses then held by such Participant to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan).
12.4
Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3 of the Plan, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option, the vesting of any Restricted Stock Award or the payment of any Stock Unit Award, Performance Award or Stock Bonus for a period of up to forty-five (45) days in order for the Committee to make any determination as to the existence of Cause.

12.5 Determination of Termination of Employment or Other Service.
(a)
The change in a Participant’s status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant, director or advisor of the Company or any Subsidiary will, for purposes of the Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)
The change in a Participant’s status from that of a non-employee consultant, director or advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of the Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant, director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the Company or its Subsidiaries until such Participant’s employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

(c)
Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

(d)
Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code shall be treated as a termination of employment or service, as the case may be.

12.6
Breach of Employment, Consulting, Confidentiality or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that a Participant materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of an Incentive Award), whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may require the Participant to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Participant in connection with any Incentive Awards or any shares issued upon the exercise or vesting of any Incentive Awards.
13
Payment of Withholding Taxes.

13.1
General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation, will be valued at their Fair Market Value on the Tax Date. No withholding will be effected under this Plan which exceeds the minimum statutory withholding requirements.

13.2
Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 13.1 of the Plan by withholding shares of Common Stock underlying an Incentive Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

14.
Change in Control.

14.1
A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(a)
the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b)
the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c)
any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors, or (B) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

(d)
a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors (as defined below), or (B) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);
(e)
the Continuity Directors cease for any reason to constitute at least a majority of the Board; or

(f)
any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

For purposes of this Section 14, “Continuity Directors” of the Company will mean any individuals who are members of the Board on the Effective Date and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).
14.2
Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company is to occur, then immediately prior to the occurrence of such Change in Control, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) any conditions to the payment of Stock Unit Awards, Performance Awards and Stock Bonuses will lapse.

14.3
Cash Payment.

(a)
In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), each outstanding Incentive Award (including the portion of the award that is not otherwise exercisable or non-forfeitable) shall automatically lapse without the consent of any Participant, unless pursuant to the terms of such Corporate Transaction the outstanding Incentive Award is required or permitted to remain outstanding or is assumed by the surviving company (or its parent company) or replaced with an equivalent Incentive Award granted by the surviving company (or its parent company) in substitution for such outstanding Incentive Award. If an Incentive Award lapses pursuant to the preceding sentence, the Committee shall not exercise its authority under Section 14.2 to prevent the vesting of, or lapse of conditions to exercise or payment in respect of, any outstanding Incentive Award and shall either (i) allow all Participants to exercise such Options and Stock Appreciation Rights to the extent vested and exercisable as of the consummation of such Corporate Transaction (including any Incentive Award that vests immediately prior to or upon consummation of such Corporate Transaction pursuant to Section 14.2 or the terms of the agreement evidencing such Incentive Award) within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Incentive Awards that remain unexercised or which are not otherwise vested upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding Incentive Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Participant would have received (net of the exercise price) with respect to such vested Incentive Awards had such Options and Stock Appreciation Rights been exercised and such other vested Incentive Awards settled immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Incentive Award lapses upon consummation of a Corporate Transaction and such award is not vested and non-forfeitable or the exercise price with respect to any outstanding Option or Stock Appreciation Right exceeds the Fair Market Value of the Common Stock immediately prior to the consummation of the Corporation Transaction, such Incentive Awards shall be cancelled without any payment to the Participant.

(b)
Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Incentive Award will terminate immediately upon consummation of such proposed action, unless otherwise provided by the Committee. Any Incentive Awards that is not vested and non-forfeitable as of the consummation of such proposed action and any Options or Stock Appreciation Rights that remain unexercised upon consummation of such proposed action shall be cancelled without any payment to the Participant.

(c)
Special Provisions for Incentive Awards Subject to Section 409A of the Code. Notwithstanding the foregoing provisions of this Section 14.3, if an Incentive Award is subject to Section 409A of the Code, no payment of cash or other property shall be made with respect to such Incentive Award until the earlier of a Change in Control within the meaning of Section 409A of the Code or such time as such Incentive Award would have otherwise settled in the absence of a Corporate Transaction.

15.
Rights of Eligible Recipients and Participants; Transferability.

15.1
Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.2
Rights as a Stockholder; Dividends. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.

15.3
Restrictions on Transfer.

(a)
Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards and Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)
A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)
Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.
15.4
Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16.
Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.
17.
Compliance with Section 409A.

It is intended that the Plan and all Incentive Awards hereunder be administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto). Notwithstanding anything in this Section 17 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made unless and only to the extent permitted under Section 409A of the Code.
18.
Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time. In addition to the authority of the Committee to amend the Plan under Section 3.2(e) of the Plan, the Board may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.3 of the Plan) or to modify Section 3.2(d) of the Plan. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan.
19.
Effective Date and Duration of the Plan.

The Plan will be effective as of the Effective Date and will terminate one day prior to the tenth (10th) anniversary of the Effective Date, if not terminated prior to such time by Board action. No Incentive

Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, earned or become free of restrictions, according to their terms.
20.
Miscellaneous.

20.1
Dividend Equivalents. Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards.

20.2
Fractional Shares. No fractional shares of Common Stock will be issued or delivered under the Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid.

20.3
Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

20.4
Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

20.5
Construction. Wherever possible, each provision of the Plan and any agreement evidencing an Incentive Award granted under the Plan will be interpreted so that it is valid under the applicable law. If any provision of the Plan or any agreement evidencing an Incentive Award granted under the Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of the Plan and the Incentive Award agreement also will continue to be valid, and the entire Plan and Incentive Award agreement will continue to be valid in other jurisdictions.

FORM OF INCENTIVE STOCK OPTION AGREEMENT
THIS INCENTIVE STOCK OPTION AGREEMENT is entered into and effective as of this [      ] day of [           , 202_] “Date of Grant”), by and between ANI Pharmaceuticals, Inc. (the “Company”) and (the “Optionee”).
A.
The Company has adopted the ANI Pharmaceuticals, Inc. Sixth Amended and Restated 2008 Stock Incentive Plan (the “Plan”) authorizing the Board of Directors (the “Board”) of the Company, or a committee as provided for in the Plan (the Board or such a committee to be referred to as the “Committee”), to grant incentive stock options to employees of the Company and its Subsidiaries (as defined in the Plan).

B.
The Company desires to give the Optionee an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by granting to the Optionee an option to purchase shares of common stock of the Company pursuant to the Plan.

Accordingly, the parties agree as follows:
1.
Grant of Option.

The Company hereby grants to the Optionee the right, privilege, and option (the “Option”) to purchase ([           ]) shares (the “Option Shares”) of the Company’s common stock, $0.0001 par value (the “Common Stock”), according to the terms and subject to the conditions hereinafter set forth and as set forth in the Plan. Subject to Section 9 of this Agreement, the Option is intended to be an “incentive stock option,” as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
2.
Option Exercise Price.

The per share price to be paid by Optionee in the event of an exercise of the Option will be $[           ], which represents 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, as determined in accordance with the Plan.
3.
Duration of Option and Time of Exercise.

3.1
Initial Period of Exercisability. The Option will become exercisable with respect to the Option Shares [immediately/in installments]. [The following table sets forth the initial dates of exercisability of each installment and the number of Option Shares as to which this Option will become exercisable on such dates:

Exercisability	Available for Exercise

[The foregoing rights to exercise this Option will be cumulative with respect to the Option Shares becoming exercisable on each such date.] In no event will this Option be exercisable after, and this Option will become void and expire as to all unexercised Option Shares at 5:00 p.m. Central time on                         , 20       (the “Time of Termination”).
3.2
Termination of Employment.

(a)
Termination Due to Death, Disability or Retirement. In the event the Optionee’s employment with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement, this Option will remain exercisable, to the extent exercisable as of the date of such termination, for a period of one year after such termination (but in no event after the Time of Termination).

(b)
Termination for Reasons Other Than Death, Disability or Retirement. In the event that the Optionee’s employment with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement, or the Optionee is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues in the employ of the Company or another Subsidiary), all rights of the Optionee under the Plan and this

Agreement will immediately terminate without notice of any kind, and this Option will no longer be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for “cause” (as defined in the Plan), this Option will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the Time of Termination).
(c)
Breach of Employment, Consulting, Confidentiality or Non-Compete Agreements. Notwithstanding anything in this Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that the Optionee materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of the Option), whether such breach occurs before or after termination of the Optionee’s employment with the Company or any Subsidiary, the Committee in its sole discretion may require the Optionee to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Optionee in connection with this Option or any shares issued upon the exercise or vesting of this Option.

3.3
Change in Control. If a Change in Control (as defined in the Plan) of the Company occurs, this Option will become immediately exercisable in full and will remain exercisable until the Time of Termination. In addition, if a Change in Control of the Company occurs, the Committee, in its sole discretion and without the consent of the Optionee, may determine that the Optionee will receive, with respect to some or all of the Option Shares, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value (as defined in the Plan) of such Option Shares immediately prior to the effective date of such Change in Control of the Company over the option exercise price per share of this Option (or, in the event that there is no excess, that this Option will be terminated.

4.
Manner of Option Exercise.

4.1
Notice. This Option may be exercised by the Optionee in whole or in part from time to time, subject to the conditions contained in the Plan and in this Agreement, by delivery, in person, by facsimile or electronic transmission or through the mail, to the Company at its principal executive office in Baudette, Minnesota, of a written notice of exercise. Such notice must be in a form satisfactory to the Committee, must identify the Option, must specify the number of Option Shares with respect to which the Option is being exercised, and must be signed by the person or persons so exercising the Option.

Except as otherwise provided in Section 4.2 below, such notice must be accompanied by payment in full of the total purchase price of the Option Shares purchased. In the event that the Option is being exercised, as provided by the Plan and Section 3.2 above, by any person or persons other than the Optionee, the notice must be accompanied by appropriate proof of right of such person or persons to exercise the Option. As soon as practicable after the effective exercise of the Option, the Optionee will be recorded on the stock transfer books of the Company as the owner of the Option Shares purchased, and the Company will deliver to the Optionee certificated or uncertificated (“book entry”) shares. In the event that the Option is being exercised, as provided by resolutions of the Committee and Section 4.2 below, by tender of a Broker Exercise Notice, the Company will deliver such shares directly to the Optionee’s broker or dealer or their nominee.
4.2
Payment.

(a)
At the time of exercise of this Option, the Optionee must pay the total purchase price of the Option Shares to be purchased entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as described below); or (iv) by a combination of such methods.

(b)
In the event the Optionee is permitted to pay the total purchase price of this Option in whole or in part with Previously Acquired Shares, the value of such shares will be equal to their Fair Market Value on the date of exercise of this Option.

(c)
In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Optionee but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method.

(d)
Shares of Common Stock will no longer be issuable under this Option (and this Option will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Optionee as a result of such exercise and (iii) any shares withheld for purposes of tax withholding.

5.
Rights of Optionee; Transferability.

5.1
Employment. Nothing in this Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time, nor confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary at any particular position or rate of pay or for any particular period of time.

5.2
Rights as a Stockholder. The Optionee will have no rights as a stockholder of the Company unless and until all conditions to the effective exercise of this Option (including, without limitation, the conditions set forth in Sections 4 and 6 of this Agreement) have been satisfied and the Optionee has become the holder of record of such shares. No adjustment will be made for dividends or distributions with respect to this Option as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares, except as may otherwise be provided in the Plan or determined by the Committee in its sole discretion.

5.3
Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of the Optionee in this Option prior to exercise may be assigned or transferred, or subjected to any lien, during the lifetime of the Optionee, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. The Optionee will, however, be entitled to designate a beneficiary to receive this Option upon such Optionee’s death, and, in the event of the Optionee’s death, exercise of this Option (to the extent permitted pursuant to Section 3.2(a) of this Agreement) may be made by the Optionee’s legal representatives, heirs and legatees.

6.
Withholding Taxes.

The Company is entitled to (a) withhold and deduct from future wages of the Optionee (or from other amounts that may be due and owing to the Optionee from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to the Option, including, without limitation, the grant, exercise or vesting of, this Option or a disqualifying disposition of any Option Shares; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Optionee in connection with this Option; or (c) require the Optionee promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to this Option. Shares of Common Stock issued or otherwise issuable to the Optionee in connection with this Option that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Optionee’s withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date.
7.
Adjustments.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off), or any other similar change in the corporate structure or shares of the

Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in order to prevent dilution or enlargement of the rights of the Optionee, will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) subject to, and the exercise price of, this Option.
8.
Stock Subject to Plan.

The Option and the Option Shares granted and issued pursuant to this Agreement have been granted and issued under, and are subject to the terms of, the Plan. The terms of the Plan are incorporated by reference in this Agreement in their entirety, and the Optionee, by execution of this Agreement, acknowledges having received a copy of the Plan. The provisions of this Agreement will be interpreted as to be consistent with the Plan, and any ambiguities in this Agreement will be interpreted by reference to the Plan. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan will prevail.
9.
Incentive Stock Option Limitations.

9.1
Limitation on Amount. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess incentive stock options will be treated as non-statutory stock options in the manner set forth in the Plan.

9.2
Limitation on Exercisability; Disposition of Option Shares. Any incentive stock option that remains unexercised more than one year following termination of employment by reason of death or disability or more than three months following termination for any reason other than death or disability will thereafter be deemed to be a non-statutory stock option. In addition, in the event that a disposition (as defined in Section 424(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of an incentive stock option occurs prior to the expiration of two years after its date of grant or the expiration of one year after its date of exercise (a “disqualifying disposition”), such incentive stock option will, to the extent of such disqualifying disposition, be treated in a manner similar to a non-statutory stock option.

9.3
No Representation or Warranty. Section 422 of the Code and the rules and regulations thereunder are complex, and neither the Plan nor this Agreement purports to summarize or otherwise set forth all of the conditions that need to be satisfied in order for this Option to qualify as an incentive stock option. In addition, this Option may contain terms and conditions that allow for exercise of this Option beyond the periods permitted by Section 422 of the Code, including, without limitation, the periods described in Section 9.2 of this Agreement. Accordingly, the Company makes no representation or warranty regarding whether the exercise of this Option will qualify as the exercise of an incentive stock option, and the Company recommends that the Optionee consult with the Optionee’s own advisors before making any determination regarding the exercise of this Option or the sale of the Option Shares.

10.
Miscellaneous.

10.1
Binding Effect. This Agreement will be binding upon the heirs, executors, administrators and successors of the parties to this Agreement.

10.2
Governing Law. This Agreement and all rights and obligations under this Agreement will be construed in accordance with the Plan and governed by the laws of the State of Delaware, without regard to conflicts of laws provisions. Any legal proceeding related to this Agreement will be brought in an appropriate Delaware court and the parties to this Agreement consent to the exclusive jurisdiction of the court for this purpose.

10.3
Entire Agreement. This Agreement and the Plan set forth the entire agreement and understanding of the parties to this Agreement with respect to the grant and exercise of this Option and the administration of the Plan and supersede all prior agreements, arrangements, plans and understandings relating to the grant and exercise of this Option and the administration of the Plan.

10.4
Amendment and Waiver. Other than as provided in the Plan, this Agreement may be amended, waived, modified or canceled only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance.

10.5
Construction. Wherever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions.

10.6
Counterparts. For convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart to be deemed an original instrument, and all such counterparts together to constitute the same agreement.

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The parties to this Agreement have executed this Agreement effective the day and year first above written.
ANI PHARMACEUTICALS, INC.
By

Its

By execution of this Agreement, the Optionee
acknowledges having received a copy of the Plan.
OPTIONEE

(Signature)

(Name and Address)

FORM OF NON-STATUTORY STOCK OPTION AGREEMENT
THIS NON-STATUTORY STOCK OPTION AGREEMENT is entered into and effective as of this [      ] day of [                 , 20      ] (the “Date of Grant”), by and between ANI Pharmaceuticals, Inc. (the “Company”) and (the “Optionee”).
A.
The Company has adopted the ANI Pharmaceuticals, Inc. Sixth Amended and Restated 2008 Stock Incentive Plan (the “Plan”) authorizing the Board of Directors (the “Board”) of the Company, or a committee as provided for in the Plan (the Board or such a committee to be referred to as the “Committee”), to grant non-statutory stock options to employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary (as defined in the Plan).

B.
The Company desires to give the Optionee an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by granting to the Optionee an option to purchase shares of common stock of the Company pursuant to the Plan.

Accordingly, the parties agree as follows:
1.
Grant of Option.

The Company hereby grants to the Optionee the right, privilege, and option (the “Option”) to purchase ([           ]) shares (the “Option Shares”) of the Company’s common stock, $0.0001 par value (the “Common Stock”), according to the terms and subject to the conditions hereinafter set forth and as set forth in the Plan. The Option is not intended to be an “incentive stock option,” as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
2.
Option Exercise Price.

The per share price to be paid by Optionee in the event of an exercise of the Option will be $[           ], which represents 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, as determined in accordance with the Plan.
3.
Duration of Option and Time of Exercise.

3.1
Initial Period of Exercisability. The Option will become exercisable with respect to the Option Shares [immediately/in installments]. [The following table sets forth the initial dates of exercisability of each installment and the number of Option Shares as to which this Option will become exercisable on such dates:

Exercisability	Available for Exercise

[The foregoing rights to exercise this Option will be cumulative with respect to the Option Shares becoming exercisable on each such date.] In no event will this Option be exercisable after, and this Option will become void and expire as to all unexercised Option Shares at 5:00 p.m. Central time on                         , 20       (the “Time of Termination”).
3.2
Termination of Employment or Other Service.

(a)
Termination Due to Death, Disability or Retirement. In the event the Optionee’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement, this Option will remain exercisable, to the extent exercisable as of the date of such termination, for a period of one year after such termination (but in no event after the Time of Termination).

(b)
Termination for Reasons Other Than Death, Disability or Retirement. In the event that the Optionee’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement, or the Optionee is in the employ of or performs services to a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues in the employ of or performs services to the Company or another Subsidiary), all rights of the Optionee under the Plan and this Agreement will immediately terminate without notice of any kind, and this Option will no longer be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for “cause” (as defined in the Plan), this Option will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the Time of Termination).
(c)
Breach of Employment, Consulting, Confidentiality or Non-Compete Agreements. Notwithstanding anything in this Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that the Optionee materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of the Option), whether such breach occurs before or after termination of the Optionee’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may require the Optionee to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Optionee in connection with this Option or any shares issued upon the exercise or vesting of this Option.

3.3
Change in Control. If a Change in Control (as defined in the Plan) of the Company occurs, this Option will become immediately exercisable in full and will remain exercisable until the Time of Termination. In addition, if a Change in Control of the Company occurs, the Committee, in its sole discretion and without the consent of the Optionee, may determine that the Optionee will receive, with respect to some or all of the Option Shares, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value (as defined in the Plan) of such Option Shares immediately prior to the effective date of such Change in Control of the Company over the option exercise price per share of this Option (or, in the event that there is no excess, that this Option will be terminated.

4.
Manner of Option Exercise.

4.1
Notice. This Option may be exercised by the Optionee in whole or in part from time to time, subject to the conditions contained in the Plan and in this Agreement, by delivery, in person, by facsimile or electronic transmission or through the mail, to the Company at its principal executive office in Baudette, Minnesota, of a written notice of exercise. Such notice must be in a form satisfactory to the Committee, must identify the Option, must specify the number of Option Shares with respect to which the Option is being exercised, and must be signed by the person or persons so exercising the Option. Such notice must be accompanied by payment in full of the total purchase price of the Option Shares purchased. In the event that the Option is being exercised, as provided by the Plan and Section 3.2 above, by any person or persons other than the Optionee, the notice must be accompanied by appropriate proof of right of such person or persons to exercise the Option. As soon as practicable after the effective exercise of the Option, the Optionee will be recorded on the stock transfer books of the Company as the owner of the Option Shares purchased, and the Company will deliver to the Optionee certificated or uncertificated (“book entry”) shares. In the event that the Option is being exercised, as provided by resolutions of the Committee and Section 4.2 below, by tender of a Broker Exercise Notice, the Company will deliver such shares directly to the Optionee’s broker or dealer or their nominee.

4.2
Payment.

(a)
At the time of exercise of this Option, the Optionee must pay the total purchase price of the Option Shares to be purchased entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as described below); or (iv) by a combination of such methods.

(b)
In the event the Optionee is permitted to pay the total purchase price of this Option in whole or in part with Previously Acquired Shares, the value of such shares will be equal to their Fair Market Value on the date of exercise of this Option.

(c)
In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Optionee but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method.

(d)
Shares of Common Stock will no longer be issuable under this Option (and this Option will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Optionee as a result of such exercise and (iii) any shares withheld for purposes of tax withholding.

5.
Rights of Optionee; Transferability.

5.1
Employment or Service. Nothing in this Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of the Optionee at any time, nor confer upon the Optionee any right to continue in the employ of or provide services to the Company or any Subsidiary at any particular position or rate of pay or for any particular period of time.

5.2
Rights as a Stockholder. The Optionee will have no rights as a stockholder of the Company unless and until all conditions to the effective exercise of this Option (including, without limitation, the conditions set forth in Sections 4 and 6 of this Agreement) have been satisfied and the Optionee has become the holder of record of such shares. No adjustment will be made for dividends or distributions with respect to this Option as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares, except as may otherwise be provided in the Plan or determined by the Committee in its sole discretion.

5.3
Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of the Optionee in this Option prior to exercise may be assigned or transferred, or subjected to any lien, during the lifetime of the Optionee, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. The Optionee will, however, be entitled to designate a beneficiary to receive this Option upon such Optionee’s death, and, in the event of the Optionee’s death, exercise of this Option (to the extent permitted pursuant to Section 3.2(a) of this Agreement) may be made by the Optionee’s legal representatives, heirs and legatees.

6.
Withholding Taxes.

The Company is entitled to (a) withhold and deduct from future wages of the Optionee (or from other amounts that may be due and owing to the Optionee from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to the Option, including, without limitation, the grant, exercise or vesting of, this Option or a disqualifying disposition of any Option Shares; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Optionee in connection with this Option; or (c) require the Optionee promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to this Option. Shares of Common Stock issued or otherwise issuable to the Optionee in connection with this Option that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Optionee’s withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date.

7.
Adjustments.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off), or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in order to prevent dilution or enlargement of the rights of the Optionee, will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) subject to, and the exercise price of, this Option.
8.
Stock Subject to Plan.

The Option and the Option Shares granted and issued pursuant to this Agreement have been granted and issued under, and are subject to the terms of, the Plan. The terms of the Plan are incorporated by reference in this Agreement in their entirety, and the Optionee, by execution of this Agreement, acknowledges having received a copy of the Plan. The provisions of this Agreement will be interpreted as to be consistent with the Plan, and any ambiguities in this Agreement will be interpreted by reference to the Plan. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan will prevail.
9.
Miscellaneous.

9.1
Binding Effect. This Agreement will be binding upon the heirs, executors, administrators and successors of the parties to this Agreement.

9.2
Governing Law. This Agreement and all rights and obligations under this Agreement will be construed in accordance with the Plan and governed by the laws of the State of Delaware, without regard to conflicts of laws provisions. Any legal proceeding related to this Agreement will be brought in an appropriate Delaware court, and the parties to this Agreement consent to the exclusive jurisdiction of the court for this purpose.

9.3
Entire Agreement. This Agreement and the Plan set forth the entire agreement and understanding of the parties to this Agreement with respect to the grant and exercise of this Option and the administration of the Plan and supersede all prior agreements, arrangements, plans and understandings relating to the grant and exercise of this Option and the administration of the Plan.

9.4
Amendment and Waiver. Other than as provided in the Plan, this Agreement may be amended, waived, modified or canceled only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance.

9.5
Construction. Wherever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions.

9.6
Counterparts. For convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart to be deemed an original instrument, and all such counterparts together to constitute the same agreement.

[Remainder of page intentionally left blank]

The parties to this Agreement have executed this Agreement effective the day and year first above written.
ANI PHARMACEUTICALS, INC.
ANI PHARMACEUTICALS, INC.
By

Its

By execution of this Agreement, the Optionee
acknowledges having received a copy of the Plan.
OPTIONEE

(Signature)

(Name and Address)

RESTRICTED STOCK GRANT AGREEMENT
This Restricted Stock Grant Agreement (this “Agreement”) is entered into as of [  ], by and between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and [  ] (“Recipient”). The parties hereby agree as follows:
1.   Grant of Shares.   The Company hereby grants to Recipient [  ] ([  ]) shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value. Upon the Recipient’s execution of this Agreement (or as soon thereafter as practicable), the Company shall deliver a certificate or certificates in Recipient’s name representing the Shares to Recipient. Each certificate issued pursuant to this Section 1 shall bear the legends described in Section 9 below and shall be held by the Company for the Recipient. The Recipient agrees to sign and deliver to the Company a stock power, in the form attached hereto as Exhibit A, relating to the Shares. Upon vesting of any of the Shares hereunder in accordance with Section 3(b) below, the Company shall cancel the stock power with respect to such vested Shares and the Company shall return the certificate representing the Shares to its transfer agent and direct the transfer agent to deliver a certificate to (i) the Recipient for the number of Shares then vested and (ii) the Company for the number of Shares that remain subject to the Repurchase Option (as defined below).
2.   Grant of Shares.   The grant of Shares contemplated hereby is made pursuant to the Company’s Sixth Amended and Restated 2008 Stock Incentive Plan (the “Plan”), which Plan is incorporated herein by reference. This Agreement constitutes a “Restricted Stock Award” within the meaning of the Plan. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan.
3.   Repurchase Option.
(a)   Upon the termination of Recipient’s employment with the Company and all Subsidiaries for any reason (including, subject to Section 3(b), as a result of Recipient’s death or disability), the Company or its assignee shall have an irrevocable option (the “Repurchase Option”) to repurchase any and all unvested Shares from Recipient, at a price of $0.01 per share (the “Option Price”), as more particularly set forth in this Section 3; provided, however, that if such termination is (i) by the Company or any Subsidiary for any reason other than “cause” (as defined in the Recipient’s employment agreement with the Company) or (ii) by the Recipient for “good reason” (as defined in such Recipient’s employment agreement with the Company), then all of the Shares shall be deemed to be vested and not subject to the Repurchase Option.
(b)   On the first anniversary of the date hereof 25% of the Shares shall vest and be released from the Repurchase Option, on the second anniversary of the date hereof an additional 25% of the Shares shall vest and be released from the Repurchase Option, on the third anniversary of the date hereof an additional 25% of the Shares shall vest and be released from the Repurchase Option and on the fourth anniversary of the date hereof all of the remaining Shares shall vest and be released from the Repurchase Option (each such anniversary of the date hereof, a “Vesting Date”)[; provided, however, that (i) if a Change in Control (as defined in the Plan) of the Company occurs, all the Shares shall immediately vest and be released from the Repurchase Option and (ii) upon the termination of Recipient’s employment with the Company and all Subsidiaries as a result of the Recipient’s death or disability, any Shares scheduled to vest on the first Vesting Date following such termination shall immediately vest and be released from the Repurchase Option]/[subject to the Company’s employee severance policy, if applicable].
(c)   The Repurchase Option shall be exercised by written notice signed by an officer of the Company or by any assignee or assignees of the Company and delivered in accordance with Section 13(a). Such notice shall identify the number of Shares to be purchased and shall notify Recipient of the time, place and date for settlement of such purchase. The Company shall be entitled to pay for any Shares purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Recipient, or by a combination of both. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Shares being repurchased by the Company, without further action by Recipient.

4.   Adjustments to the Shares. If, from time to time, during the term of the Repurchase Option there is any change affecting the Company’s outstanding Common Stock as a class that is effected without the receipt of consideration by the Company (through merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, change in corporation structure or other transaction not involving the receipt of consideration by the Company), then any and all new, substituted or additional securities or other property to which Recipient is entitled by reason of Recipient’s ownership of the Shares shall be immediately subject to the Repurchase Option and be included in the word “Shares” for all purposes of the Repurchase Option with the same force and effect as the Shares presently subject to the Repurchase Option, but only to the extent the Shares are covered, at the time, by such Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of the Shares upon exercise of the Repurchase Option shall be appropriately adjusted.
5.   Breach of Consulting, Confidentiality or Non-Compete Agreements. Notwithstanding anything in this Agreement to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that the Recipient materially breaches the terms of any employment, consulting, confidentiality or non-compete agreement entered into with the Company or any Subsidiary (including an employment, consulting, confidentiality or non-compete agreement made in connection with the grant of the Shares), whether such breach occurs before or after termination of the Recipient’s employment with the Company or any Subsidiary, the Committee in its sole discretion may require the Recipient to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Recipient in connection with this Agreement or the Shares granted hereunder.
6.   Termination of Repurchase Option. Sections 3 and 4 of this Agreement shall terminate upon the exercise in full or expiration of the Repurchase Option, whichever occurs first.
7.   Rights of Recipient. Subject to the provisions of this Agreement, Recipient (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares. Recipient shall be deemed to be the holder for purposes of receiving any dividends that may be paid with respect to such Shares and for the purpose of exercising any voting rights relating to such Shares, even if some or all of such Shares have not yet vested and been released from the Repurchase Option.
8.   Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the Shares that remain subject to the Repurchase Option. After the Shares have been released from the Repurchase Option, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in such Shares unless and until:
(a)   There is then in effect a registration statement under the Securities Act of 1933, as amended (the “Act”), covering such proposed disposition and such disposition is made in accordance with said registration statement; or
(b)   Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, the Recipient shall have furnished the Company with an opinion of his own counsel, reasonably acceptable to the Company, to the effect that such disposition will not require registration of such shares under the Act.
9.   Restrictive Legends. All certificates representing Shares that have not yet been released from the Repurchase Option shall have endorsed thereon a legend in substantially the following form:
“The shares represented by this certificate are subject to a repurchase option set forth in an agreement between the Company and the registered holder, or such holder’s predecessor in interest, a copy of which is on file at the principal office of the Company. Any transfer or attempted transfer of any shares subject to such repurchase option is void without the prior express written consent of the Company.”
10.   Section 83(b) Election. Recipient understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) above. Recipient understands that Recipient may elect to be taxed at the time the Shares are awarded, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within thirty (30) days from the date of purchase. A copy of the 83(b) Election form is attached hereto as Exhibit B. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the 83(b) Election must be made to avoid income under Section 83(a) in the future. Recipient understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Recipient. Recipient further understands that an additional copy of such 83(b) Election is required to be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Recipient further acknowledges and understands that it is Recipient’s sole obligation and responsibility to timely file such 83(b) Election, and neither the Company nor the Company’s legal or financial advisors shall have any obligation or responsibility with respect to such filing. Recipient acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Recipient further acknowledges that the Company has directed Recipient to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Recipient may reside, and the tax consequences of Recipient’s death. Recipient assumes all responsibility for filing an 83(b) Election and paying all taxes resulting from such election or the lapse of the restrictions on the Shares.
11.   Refusal to Transfer. The Company or its transfer agent shall not be required (a) to transfer on its books any Shares that shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.
12.   No Employment Rights. This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company (or any parent or subsidiary of the Company) to terminate Recipient’s relationship with the Company for any reason at any time, with or without cause and with or without notice.
13.   Miscellaneous.
(a)   Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, or by courier or express delivery service) to the address or facsimile number set forth beneath the name of such party on the signature page hereto (or to such other address or facsimile number as such party shall have specified in a written notice given to the other parties hereto).
(b)   Successors and Assigns. This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Recipient and Recipient’s heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Repurchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.
(c)   Attorneys’ Fees; Specific Performance. It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment of the Option Price, pursuant to the terms of this Agreement, shall be entitled to receive the Shares, in specie, in order to have such Shares available for future issuance without dilution of the holdings of other shareholders. Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate for the Shares and that (i) the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Shares, and (ii) Recipient shall, upon release of any of the Shares from the Repurchase Option, be entitled to specific enforcement of its rights to receive said Shares.
(d)   Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.
(e)   Further Assurances. The parties agree to execute all such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.

(f)   Amendment. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
(g)   Severability. In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.
(h)   Counterparts. This Agreement may be executed in two or more counterparts and signature pages may be delivered via facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.
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In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.
Company:	ANI PHARMACEUTICALS, INC.

By:
Name:
Title:

Recipient:
Name:
Address:

EXHIBIT A
STOCK POWER
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Grant Agreement between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                  (the “Recipient”) dated as of                  , and the Company’s Sixth Amended and Restated 2008 Stock Incentive Plan (the “Plan”), the Recipient hereby sells, assigns and transfers to the Company, an aggregate              shares of Common Stock of the Company, standing in the Recipient’s name on the books of the Company and represented by stock certificate number(s)                                         to which this instrument is attached, and hereby irrevocably constitutes and appoints                                                            as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.
Dated            , 20

Signature

Print Name
(Instruction:   Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Company to exercise certain rights set forth in the Restricted Stock Grant Agreement and the Plan without requiring additional signatures on the part of the Recipient.)

ANI PHARMACEUTICALS, INC. 210 MAIN STREET WEST BAUDETTE, MN 56623 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ANIP2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D04211-P35171-Z76502-Z76503 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ANI PHARMACEUTICALS, INC. The Board of Directors recommends you vote "FOR" the following nominees: 1. Election of Directors Nominees: For Against Abstain 1a. Robert E. Brown, Jr.☐☐☐The Board of Directors recommends you vote "FOR" proposal 3. For Against Abstain 1b. Thomas J. Haughey ☐☐☐3. To approve the compensation of the Company’s named executive officers, on an advisory basis.☐☐☐ 1c. David B. Nash, M.D., M.B.A. ☐☐☐ The Board of Directors recommends you vote "FOR THREE YEARS" with respect to proposal 4. 1 Year 2 Years 3 Years Abstain 1d. Patrick D. Walsh ☐☐☐ 4. To approve the frequency of future advisory votes on executive compensation, on an advisory basis. ☐☐☐☐ The Board of Directors recommends you vote "FOR" proposal 2. The Board of Directors recommends you vote "FOR" proposal 5. For Against Abstain 2. To ratify the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. ☐☐☐ 5. To approve the Sixth Amended and Restated 2008 Equity Incentive Plan. ☐☐☐ For address changes and/or comments, please check this box and write them on the back where indicated. ☐ NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS CONTRADICTORY INSTRUCTIONS ARE PROPERLY GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 5, "FOR 3 YEARS" WITH RESPECT TO PROPOSAL 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K of ANI Pharmaceuticals, Inc. are available at www.proxyvote.com. D04212-P35171-Z76502-Z76503 Proxy Card Virtual Annual Meeting of Stockholders to be held June 5, 2020 ANI PHARMACEUTICALS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned acknowledge(s) receipt of a Notice of the Virtual Annual Meeting of Stockholders to be held on June 5, 2020. The undersigned further hereby appoint(s) Stephen P. Carey, with power to act as proxy and attorney-in-fact and with full power of substitution and hereby authorize(s) him to represent and vote, as provided on the reverse side, all the voting shares of ANI Pharmaceuticals, Inc. that the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 5, "FOR THREE YEARS" WITH RESPECT TO PROPOSAL 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side.